Execution Copy

INTERPOOL, INC.

Issuer,

and

U.S. BANK NATIONAL ASSOCIATION

Trustee

____________________

INDENTURE

Dated as of September 14, 2004

____________________

$150,000,000

6.00% Senior Notes due 2014

CROSS-REFERENCE TABLE
INTERPOOL, INC.

Trust Indenture
  Act Section                                                    Indenture
---------------                                                  ---------

310(a)(1)                                                        7.10
   (a)(2)                                                        7.10
   (a)(3)                                                        Not Applicable
   (a)(4)                                                        Not Applicable
   (a)(5)                                                        7.10
   (b)                                                           7.8; 7.10
   (c)                                                           Not Applicable
311(a)                                                           7.11
   (b)                                                           7.11
   (c)                                                           Not Applicable
312(a)                                                           2.13
   (b)                                                           11.3
   (c)                                                           11.3
313(a)                                                           7.6
   (b)(1)                                                        Not Applicable
   (b)(2)                                                        7.6
   (c)                                                           7.6; 11.2
   (d)                                                           7.6
314(a)                                                           4.2; 11.2
   (b)                                                           Not Applicable
   (c)(1)                                                        11.4
   (c)(2)                                                        11.4
   (c)(3)                                                        Not Applicable
   (d)                                                           Not Applicable
   (e)                                                           11.5
   (f)                                                           Not Applicable
315(a)                                                           7.1(b)
   (b)                                                           7.5; 11.2
   (c)                                                           7.1(a)
   (d)                                                           7.1(c)
   (e)                                                           6.10
316(a)(last sentence)                                            Not Applicable
   (a)(1)(A)                                                     6.5
   (a)(1)(B)                                                     6.4
   (a)(2)                                                        Not Applicable
   (b)                                                           6.6
317(a)(1)                                                        6.7
   (a)(2)                                                        6.8
   (b)                                                           2.5
318(a)                                                           11.1

_________
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

TABLE OF CONTENTS

Page

ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE	1

SECTION 1.1	Definitions	1
SECTION 1.2	Other Definitions	16
SECTION 1.3	Incorporation by Reference to Trust Indenture Act	17
SECTION 1.4	Rules of Construction	17

ARTICLE 2 THE SECURITIES	17

SECTION 2.1	Form Generally	17
SECTION 2.2	Execution and Authentication	18
SECTION 2.3	Form and Payment	18
SECTION 2.4	Registrar and Agents	18
SECTION 2.5	Paying Agent to Hold Money in Trust	19
SECTION 2.6	Transfer and Exchange	19
SECTION 2.7	Interest	30
SECTION 2.8	Replacement Securities	31
SECTION 2.9	Outstanding Securities	31
SECTION 2.10	Temporary Securities	31
SECTION 2.11	Cancellation	32
SECTION 2.12	Defaulted Interest	32
SECTION 2.13	Securityholder Lists	32
SECTION 2.14	Persons Deemed Owners	32
SECTION 2.15	CUSIP Number	33

ARTICLE 3 REDEMPTION	33

SECTION 3.1	Notices to Trustee	33
SECTION 3.2	Selection of Securities to Be Redeemed or Purchased	33
SECTION 3.3	Notice of Redemption	34
SECTION 3.4	Effect of Notice of Redemption	34
SECTION 3.5	Deposit of Redemption or Purchase Price	35
SECTION 3.6	Securities Redeemed or Purchased in Part	35
SECTION 3.7	Optional Redemption	35
SECTION 3.8	Mandatory Redemption	36
SECTION 3.9	Offer to Purchase by Application of Excess Proceeds	36

ARTICLE 4 COVENANTS	37

SECTION 4.1	Payment of the Securities	37
SECTION 4.2	Commission Reports	38
SECTION 4.3	Waiver of Stay, Extension or Usury Laws	38
SECTION 4.4	Notice of Default	38
SECTION 4.5	Compliance Certificates	39
SECTION 4.6	Maintenance of Office or Agency	39
SECTION 4.7	Restricted Payments	39
SECTION 4.8	Dividend and Other Payment Restrictions Affecting Subsidiaries	42
SECTION 4.9	Incurrence of Funded Debt	44
SECTION 4.10	Asset Sales	46
SECTION 4.11	Transactions with Affiliates	48
SECTION 4.12	Limitation on Liens	49
SECTION 4.13	Existence	51
SECTION 4.14	Payment of Taxes and Other Claims	51
SECTION 4.15	Maintenance of Properties	51
SECTION 4.16	Insurance	52
SECTION 4.17	Offer to Repurchase Upon Change of Control	52
SECTION 4.18	No Amendment to Subordination Provisions	53
SECTION 4.19	Payments for Consent	54
SECTION 4.20	Designation of Restricted and Unrestricted Subsidiaries	54

ARTICLE 5 SUCCESSOR CORPORATION	54

SECTION 5.1	When Company May Merge, etc.	54
SECTION 5.2	Successor Corporation Substituted	55

ARTICLE 6 DEFAULTS AND REMEDIES	55

SECTION 6.1	Events of Default	55
SECTION 6.2	Acceleration	57
SECTION 6.3	Other Remedies	57
SECTION 6.4	Waiver of Defaults and Events of Default	58
SECTION 6.5	Control by Majority	58
SECTION 6.6	Rights of Holders to Receive Payment	58
SECTION 6.7	Collection Suit by Trustee	58
SECTION 6.8	Trustee May File Proofs of Claim	58
SECTION 6.9	Priorities	59
SECTION 6.10	Undertaking for Costs	59
SECTION 6.11	Limitations on Suits	59
SECTION 6.12	Restoration of Rights and Remedies	60

ARTICLE 7 TRUSTEE	60

SECTION 7.1	Duties of Trustee	60
SECTION 7.2	Rights of Trustee	61
SECTION 7.3	Individual Rights of Trustee	62
SECTION 7.4	Trustee's Disclaimer	62
SECTION 7.5	Notice of Defaults	62
SECTION 7.6	Reports by Trustee to Holders	63
SECTION 7.7	Compensation and Indemnity	63
SECTION 7.8	Replacement of Trustee	63
SECTION 7.9	Successor Trustee by Merger, etc.	64
SECTION 7.10	Eligibility; Disqualification	64
SECTION 7.11	Preferential Collection of Claims Against Company	65

ARTICLE 8 DEFEASANCE AND COVENANT DEFEASANCE	65

SECTION 8.1	Option to Effect Defeasance or Covenant Defeasance	65
SECTION 8.2	Defeasance and Discharge	65
SECTION 8.3	Covenant Defeasance	65
SECTION 8.4	Conditions to Defeasance or Covenant Defeasance	66
SECTION 8.5	Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions	67

ARTICLE 9 SATISFACTION AND DISCHARGE	68

SECTION 9.1	Satisfaction and Discharge of Indenture	68
SECTION 9.2	Application of Trust Funds	69

ARTICLE 10 SUPPLEMENTAL INDENTURES	69

SECTION 10.1	Supplemental Indentures Without Consent of Holders	69
SECTION 10.2	Supplemental Indentures with Consent of Holders	70
SECTION 10.3	Compliance with Trust Indenture Act	71
SECTION 10.4	Revocation and Effect of Consents	71
SECTION 10.5	Notation on or Exchange of Securities	71
SECTION 10.6	Effect of Supplemental Indentures	71

ARTICLE 11 MISCELLANEOUS	72

SECTION 11.1	Trust Indenture Act Controls	72
SECTION 11.2	Notices	72
SECTION 11.3	Communications by Holders with Other Holders	73
SECTION 11.4	Certificate and Opinion as to Conditions Precedent	73
SECTION 11.5	Statements Required in Certificate and Opinion	73
SECTION 11.6	Rules by Trustee and Agents	74
SECTION 11.7	Record Date	74
SECTION 11.8	Business Days	74
SECTION 11.9	Governing Law	74
SECTION 11.10	No Adverse Interpretation of Other Agreements	74
SECTION 11.11	No Recourse Against Others	74
SECTION 11.12	Successors	74
SECTION 11.13	Multiple Counterparts	75
SECTION 11.14	Table of Contents, Headings, etc.	75
SECTION 11.15	Severability	75

                     INDENTURE dated as of September 14, 2004 between Interpool, Inc., a Delaware corporation (the "Company"), and U.S. Bank National Association (the "Trustee").

                     The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of all Holders of the Securities:

ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1	Definitions.

                     "Additional Securities" means an unlimited aggregate principal amount of additional Securities (other than the Original Securities) issued under this Indenture in accordance with Sections 2.2 and 4.9 hereof, as part of the same series as the Original Securities.

                     "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

                     "Agent" means any Registrar, Paying Agent or agent for service of notices and demands.

                     "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

                     "Asset Sale" means (1) the sale, lease, conveyance or other disposition of any assets or rights of the Company or any Restricted Subsidiary; provided that the sale, conveyance or other disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole will be governed by the provisions of Section 4.17 and/or the provisions of Section 5.1 hereof; and (2) the issuance of Equity Interests in any of the Company's Restricted Subsidiaries other than directors' qualifying shares or the sale of Equity Interests in any of its Subsidiaries.

                     Notwithstanding the preceding, none of the following items will be deemed to be an Asset Sale:

(1) any single transaction or series of related transactions that involves assets having a Fair Market Value of less than $50.0 million;

(2) a transfer of assets between or among the Company and its Restricted Subsidiaries,

(3) the sale or lease of products or Transportation Equipment, services or accounts receivable in the ordinary course of business and any sale or other disposition of damaged, worn-out or obsolete assets in the ordinary course of business;

(4) the sale or other disposition of cash or Cash Equivalents;

(5) the making of a Restricted Payment or Permitted Investment that does not violate Section 4.7 hereof;

(6) the grant in the ordinary course of business of any non-exclusive license or sublicense of patents, trademarks, registrations therefor and other similar intellectual property;

(7) transactions pursuant to an agreement entered into in connection with a Hedging Obligation incurred in accordance with this Indenture;

(8) a conversion or foreclosure on any mortgage or note, but only if the Company or a Restricted Subsidiary receives the real property underlying the mortgage or note;

(9) a surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind;

(10) a sale or discount, in each case without recourse (other than recourse for a breach of a representation or warranty), of accounts receivable in the ordinary course of business;

(11) a lease, license or sublease to third persons not interfering in any material respect with the business of the Company or a Restricted Subsidiary; and

(12) any Lien (or realization thereon) securing Funded Debt to the extent such Lien was granted in compliance with this Indenture.

                     "Bankruptcy Law" means Title 11 of the U.S. Code or any similar Federal or State law for the relief of debtors.

                     "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

                     "Board of Directors of the Company" means the Board of Directors (or equivalent body) of the Company or any committee of the Board.

                     "Board Resolution" means a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                     "Business Day" means each day, other than a Saturday or Sunday, which is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

                     "CAI" means Container Applications International, Inc., a Delaware corporation, and any successor thereto.

                     "Capital Lease Obligations" of any Person means, obligations related to Capitalized Leases.

                     "Capitalized Leases" of any Person means, at the time any determination thereof is to be made, capital leases for property leased by such Person that would at such time be required to be capitalized on the balance sheet of such Person in accordance with GAAP.

                     "Capital Stock" means:

(1) in the case of a corporation, corporate stock;

(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

                     "Cash Equivalents" means:

(1) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality of the United States government (provided that the full faith and credit of the United States is pledged in support of those securities) having maturities of not more than six months from the date of acquisition;

(2) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of "B" or better;

(3) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

(4) commercial paper having one of the two highest ratings obtainable from Moody's Investors Service, Inc. or Standard & Poor's Rating Services and, in each case, maturing within six months after the date of acquisition; and

(5) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (5) of this definition.

                     "Change of Control" means the occurrence of any of the following:

(1) any Person or Persons acting together that would constitute a group (for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto) (a "group"), together with any Affiliates thereof, other than any such person, persons or Affiliates who are Permitted Holders, shall Beneficially Own, directly or indirectly, a percentage of the voting power of the Company's outstanding Voting Stock that is (i) not less than 35% and (ii) greater than that of each of the Permitted Holders; provided, however, that any such event shall not be deemed to be a Change of Control so long as one or more Permitted Holders have the direct or indirect right or ability, by voting power, contract or otherwise, to elect a majority of the Board of Directors of the Company;

(2) any sale, lease or other transfer (in one transaction or a series of related transactions) is made by the Company or any Restricted Subsidiaries of all or substantially all of the consolidated assets of the Company and the Restricted Subsidiaries to any Person;

(3) the Company consolidates with or merges with or into another Person or any Person consolidates with, or mergers with or into, the Company, in any such event pursuant to a transaction in which immediately after the consummation thereof Persons owning a majority of the Company's Voting Stock Voting immediately prior to such consummation shall cease to own a majority of the Company's Voting Stock, or, if the Company is not the surviving entity, a majority of the Voting Stock of such surviving entity; provided, however, that any such event shall not be deemed to be a Change of Control so long as, after consummation thereof, one or more Permitted Holders have the direct or indirect right or ability, by voting power, contract or otherwise, to elect a majority of the Board of Directors of the Company;

(4) the Continuing Directors cease to constitute at least a majority of the board of directors of the Company; or

(5) the Company's stockholders approve any plan or proposal for the Company's liquidation or dissolution.

                     Notwithstanding the foregoing, (A) a Person shall not be deemed to have beneficial ownership of securities subject to a stock purchase agreement, merger agreement or similar agreement until the consummation of the transactions contemplated by such agreement; (B) any holding company whose only significant asset is Capital Stock of the Company shall not itself be considered a "Person" or "group" for purposes of clause (1) or (3) above; and (C) the term "Change of Control" shall not include a merger or consolidation of the Company with or the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the Company's assets to, an Affiliate incorporated or organized solely for the purpose of reincorporating or reorganizing the Company in another jurisdiction and/or for the purpose of forming a holding company.

                     "Clearstream" means Clearstream Banking, S.A.

                     "Company" means the party named as such in this Indenture until a successor replaces it pursuant to the Indenture and thereafter means the successor.

                     "Company Order" means a written order of the Company signed by an Officer of the Company.

                     "Consolidated Net Income" means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that:

(1) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting will be included only to the extent of the amount of dividends or similar distributions paid in cash to the specified Person or a Restricted Subsidiary of the Person;

(2) the Net Income of any Restricted Subsidiary will be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders;

(3) the cumulative effect of a change in accounting principles will be excluded;

(4) any gain or loss realized upon the termination of any employee pension benefit plan, together with any related provision for taxes on any such termination (or the tax effect of any such termination) shall be excluded;

(5) any unrealized gains and losses associated with Hedging Obligations will be excluded until realized; and

(6) payments of interest, and without duplication, dividends, on the Trust Preferred Securities shall be excluded; and

(7) payments of dividends on Capital Stock of the Company that is treated as "debt" or "indebtedness" under GAAP shall be excluded.

                     "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who:

(1) was a member of such Board of Directors on the date of this Indenture; or

(2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

                     "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 60 Livingston Avenue, EP-MN-WS3C, St. Paul, Minnesota 55107, Attn: Corporate Trust Services.

                     "Credit Agreement" means the Third Amended and Restated Senior Loan and Security Agreement dated as of December 17, 1997 among the Company, Trac Lease, Inc., Interpool Limited, Interpool Finance Corp. with PNC Bank, National Association, as Agent, Fleet National Bank as Documentation Agent and the Institutional Lenders (as amended on November 17, 1998, May 26, 2000, July 20, 2000, October 6, 2000, August 23, 2002, March 31, 2002, May 30, 2003, July 31, 2003, October 31, 2003, January 8, 2004, February 25, 2004 and August 27, 2004) listed therein, as Lenders.

                     "Credit Facilities" means, one or more debt facilities (including, without limitation, the Credit Agreement) or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time, (whether or not any of the foregoing (1) occurs simultaneously with, or occurs at any time after, the termination or repayment of a prior Credit Facility, (2) occurs pursuant to one or more separate instruments or agreements, (3) occurs on one or more separate occasions, (4) occurs with the same or different lenders or (5) results in an increase or decrease in the aggregate principal amount of loans made or to be made thereunder or any other change in terms thereunder).

                     "Custodian" means any receiver, trustee, liquidator or similar official under any Bankruptcy Law.

                     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                     "Definitive Securities" means those securities issued in fully registered certificated form not otherwise in global form.

                     "Depositary" means, with respect to Securities the Company determines will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.6.

                     "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is 91 days after the date on which the Securities mature. Notwithstanding the preceding sentence, (i) any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale will not constitute Disqualified Stock if (a) the Holders of Securities would have similar rights upon such occurrence and (b) all of the events that would constitute a change of control or an asset sale pursuant to the provisions of such Capital Stock would also constitute a change of control or an asset sale under this Indenture and (ii) any Capital Stock that, by its terms, authorizes the Company to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund obligation or otherwise) or repurchase thereof or otherwise by the delivery of Capital Stock (that is not otherwise Disqualified Stock) and that is not convertible into, putable or exchangeable for Disqualified Stock, will not be deemed to be Disqualified Stock so long as the Company satisfies its obligations with respect thereto solely by the delivery of Capital Stock (that is not otherwise Disqualified Stock). The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Indenture will be the maximum amount that the Company and its Restricted Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock, exclusive of accrued dividends.

                     "Dollar" or "$" means the lawful money of the United States of America.

                     "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                     "Euroclear" means Euroclear Bank, S.A./N.V., as operator of the Euroclear system.

                     "Exchange Act" means the Securities Exchange of 1934, as amended.

                     "Exchange Offer" means the offer that may be made pursuant to the Registration Rights Agreement by the Company to exchange Exchange Securities for Original Securities.

                     "Exchange Securities" means the 6.00% Senior Notes due 2014, as authenticated and issued under this Indenture in exchange for an Original Security or Original Securities pursuant to the offer to be made pursuant to the Registration Rights Agreement to exchange Exchange Securities for Original Securities.

                     "Existing Funded Debt" means all Funded Debt of the Company or any of its Restricted Subsidiaries set forth on Schedule 3.1(gg) of the Securities Purchase Agreement.

                     "Fair Market Value" means the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by the Board of Directors of the Company (unless otherwise provided in this Indenture).

                     "Funded Debt" means with respect to any specified Person, (a) all indebtedness (i) for borrowed money or (ii) for the deferred purchase price of property unless the price thereof was payable in full within 12 months from the date on which the obligation was created or (iii) evidenced by notes, bonds or other instruments, (b) all Lease Obligations, (c) any Capital Stock of the specified Person which is treated as "debt" or "indebtedness" under GAAP, (d) all indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Funded Debt is assumed by the specified Person) and (e) to the extent not otherwise included, the Guarantee by the specified Person of any Funded Debt of any other Person. Notwithstanding the foregoing, Funded Debt shall not include:

(1) trade accounts payable;

(2) other accrued expenses or liabilities arising in the ordinary course of business;

(3) obligations other than Principal;

(4) any liability for federal, state, local or other taxes;

(5) any Subordinated Debt; and

(6) the instruments described in clauses (C) or (D) of the definition of Tangible Net Worth.

                     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the Issue Date.

                     "Global Security" means, with respect to the Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

                     "Global Security Legend" means the legend set forth in Section 2.6(g)(2) hereof, which is required to be placed on all Global Securities issued under this Indenture.

                     "Guarantee" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Funded Debt (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).

                     "Hedging Obligations" means, with respect to any specified Person, the obligations of such Person under:

(1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;

(2) other agreements or arrangements designed to manage interest rates or interest rate risk; and

(3) other agreements or arrangements designed to manage fluctuations in currency exchange rates or commodity prices.

                     "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

                     "Indenture" means this Indenture as originally executed or, if amended or supplemented as provided in Article 10, as amended or supplemented from time to time.

                     "Indirect Participant" means a Person who holds a beneficial interest in a Global Security through a Participant.

                     "Interest Payment Date" shall have the meaning set forth in Section 2.7.

                     "Interpool Limited" means Interpool Limited, a Barbados corporation.

                     "Investments" means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including Guarantees or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Funded Debt, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Company, the Company will be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Company's Investments in such Restricted Subsidiary that were not sold or disposed of in an amount as determined pursuant to the provisions in the final paragraph of Section 4.7 hereof. Except as otherwise provided herein, the amount of an Investment will be determined at the time the Investment is made and without giving effect to subsequent changes in value.

                     "Issue Date" means September 14, 2004.

                     "Lease Obligation" of a Person means all rental obligations under leases of property (other than electronic data processing and computer equipment and leases of office space by such Person or its Subsidiaries) either (a) which are Capitalized Leases, or (b) if not Capitalized Leases, which are leases of equipment which had an initial term of more than three years (including any renewal term at the option of the lessor). The amount of Lease Obligations shall be equal to the aggregate value of rentals payable (other than rentals consisting of taxes, indemnities, maintenance items, replacements and other similar charges which are in addition to the basic financial rent for the use of the property) by the lessee thereof during the remaining term thereof, including periods of renewal at the option of the lessor, discounted to present value using the lessee's "incremental borrowing rate at the inception of the lease" in accordance with Financial Accounting Standards No. 13 of the Financial Standards Board from time to time in effect.

                     "Liquidated Damages" means all liquidated damages then owing pursuant to the Registration Rights Agreement.

                     "Net Income" means, with respect to any specified Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however:

(1) any gain or loss, together with any related provision for taxes on such gain or loss, realized in connection with:

(A) any Asset Sale; or

(B) the disposition of any securities by such Person or any of its Subsidiaries or the extinguishment of any Funded Debt of such Person or any of its Subsidiaries; and

(2) any extraordinary gain or loss, together with any related provision for taxes on such extraordinary gain or loss.

                     "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or Assistant Treasurer, the Secretary or Assistant Secretary or the Controller or Assistant Controller of the Company.

                     "Officers' Certificate" means a certificate signed by an Officer of the Company and otherwise complying with the requirements of Sections 11.4 and 11.5, and delivered to the Trustee or an Agent, as applicable.

                     "Opinion of Counsel" means a written opinion from Stroock & Stroock & Lavan LLP or any other legal counsel who is reasonably acceptable to the Trustee (which may include an employee of or counsel to the Company or the Trustee), complying with the requirements of Sections 11.4 and 11.5, and delivered to the Trustee or an Agent, as applicable, subject to such qualifications and assumptions as are customary for opinions of like tenor.

                     "Original Securities" means the $150,000,000 in aggregate principal amount of 6.00% Senior Notes due 2014, as authenticated and issued under this Indenture on the Issue Date.

                     "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

                     "Permitted Business" means the business of the Company and its Restricted Subsidiaries engaged in on the date of this Indenture and all businesses ancillary, related or complementary thereto, including, without limitation, the leasing and sale of Transportation Equipment and all businesses ancillary, related or complementary thereto.

                     "Permitted Holder" means each of Martin Tuchman, Raoul Witteveeen and Warren L. Serenbetz and (a) entities controlled by one or more of such Persons, (b) trusts for the benefit of such individual Persons or the spouses, issue, parents or other relatives of such individual Persons and (c) in the event of the death of any such individual Person, heirs or testamentary legatees of such Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                     "Permitted Investment" means

(1) Investments in any Restricted Subsidiary or any Person which, as a result of such Investment, (a) becomes a Restricted Subsidiary or (b) is merged or consolidated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or any Restricted Subsidiary;

(2) Funded Debt of the Company or a Restricted Subsidiary described under Section 4.9(b)(6) and (7);

(3) Investments in any of the Securities or any securities pari passu in right of payment with the Securities;

(4) Investments in cash and Cash Equivalents;

(5) Investments acquired by the Company or any Restricted Subsidiary in connection with an Asset Sale permitted under Section 4.10 hereof to the extent such Investments are permitted or required under such Section;

(6) Investments in existence on the Issue Date;

(7) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and worker's compensation, performance and other similar deposits provided to third parties in the ordinary course of business;

(8) any Investments received in good faith in settlement or compromise of obligations of trade creditors or customers that were incurred in the ordinary course of business, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer;

(9) loans and advances to employees of the Company or a Restricted Subsidiary in an aggregate amount not to exceed $2.0 million outstanding at any time;

(10) Investments consisting of the licensing or contribution of intellectual property pursuant to joint marketing arrangement with other Persons;

(11) Investments in lease, utility and other similar deposits in the ordinary course of business;

(12) Investments made by the Company or a Restricted Subsidiary for consideration consisting only of Equity Interests other than Disqualified Stock of the Company;

(13) Investments in joint ventures engaged in a Permitted Business in an aggregate amount outstanding at one time of up to $75.0 million;

(14) Investments in stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or a Restricted Subsidiary or in satisfaction of judgments; and

(15) other Investments in the aggregate amount outstanding at any one time of up to $5.0 million.

                     In connection with any assets or property contributed or transferred to any Person as an Investment, such property and assets shall be equal to the Fair Market Value at the time of Investment.

                     "Permitted Refinancing Debt" means any Funded Debt of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to refund, refinance, replace, defease or discharge other Funded Debt of the Company or any of its Restricted Subsidiaries (other than intercompany Funded Debt); provided that:

(1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Debt does not exceed the principal amount (or accreted value, if applicable) of the Funded Debt extended, refinanced, renewed, replaced, defeased or refunded (plus all accrued interest on the Funded Debt and the amount of all expenses and premiums incurred in connection therewith);

(2) such Permitted Refinancing Debt either (i) has a Stated Maturity later than the Stated Maturity of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Funded Debt being extended, refinanced, renewed, replaced, defeased or refunded or (ii) has a Stated Maturity later than the Stated Maturity of the Securities;

(3) if the Funded Debt being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Securities, such Permitted Refinancing Debt is subordinated in right of payment to, the Securities on terms at least as favorable to the Holders of Securities as those contained in the documentation governing the Funded Debt being extended, refinanced, renewed, replaced, defeased or refunded; and

(4) such Funded Debt is incurred either by the Company if the Company (and no Restricted Subsidiary) is the obligor on the Funded Debt being extended, refinanced, renewed, replaced, defeased or refunded.

                     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

                     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.8 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

                     "Principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

                     "Private Placement Legend" means the legend set forth in Section 2.6(g)(1) hereof to be placed on all Securities issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

                     "Purchase Money Debt" of a Person means all Funded Debt (excluding all Lease Obligations) of such Person which is Secured Funded Debt incurred to finance the purchase of assets if such Funded Debt (a) shall have been incurred within 180 days of the acquisition of such assets by the Person whose Purchase Money Debt is being determined and (b) does not exceed in principal amount the initial cost of such assets and shall include all extensions, renewals and refinancings of such Funded Debt not in excess of the principal amount thereof outstanding immediately prior to such extension, renewal or refinancing. The initial cost of assets may include, in addition to the purchase price thereof and the purchase price of all accessories and equipment installed thereon, all freight, delivery and handling charges, excise, sales and use taxes and all other amounts which may be capitalized and included in the cost of the assets under GAAP.

                     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                     "Regulation S" means Regulation S promulgated under the Securities Act.

                     "Regulation S Global Security" means a Global Security substantially in the form of Exhibit A hereto bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Securities sold in reliance on Rule 903 of Regulation S.

                     "Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of the Issue Date, by and among the Company and the Purchasers signatory thereto as such agreement may be amended, modified or supplemented from time to time and, with respect to any Additional Securities, one or more registration rights agreements between the Company and the other parties thereto, as such agreement(s) may be amended, modified or supplemented from time to time, relating to rights given by the Company to the purchasers of Additional Securities to register such Additional Securities under the Securities Act.

                     "Restricted Global Security" means a Global Security bearing the Private Placement Legend.

                     "Restricted Investment" means any Investment by the Company or a Restricted Subsidiary other than a Permitted Investment.

                     "Restricted Period" means the 40-day distribution compliance period as defined in Regulation S.

                     "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

                     "Rule 144" means Rule 144 promulgated under the Securities Act.

                     "Rule 144A" means Rule 144A promulgated under the Securities Act.

                     "Rule 903" means Rule 903 promulgated under the Securities Act.

                     "Rule 904" means Rule 904 promulgated under the Securities Act.

                     "Sale and Leaseback", with respect to a Person, means any transaction with a bank, company, lender or investor providing for the leasing by such Person of any property which has been or is to be sold or transferred by such Person to such bank, company, lender or investor, or of any Person to whom funds have been or are to be advanced by such bank, company, lender or investor on the security of such property.

                     "Secured Funded Debt" means with respect to a Person all Funded Debt which is secured by any security interest, mortgage, charge, pledge, deed of trust, or other similar lien on assets by the owner thereof and includes all Lease Obligations. Transportation Equipment which is subject to a lease or contract which is included as a Lease Obligation is deemed to secure the Funded Debt evidenced thereby.

                     "Securities" means, collectively, the Original Securities and the Exchange Securities.

                     "Securities Act" means the Securities Act of 1933, as amended.

                     "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of the date of this Indenture, by and among the Company and each of the purchasers party thereto.

                     "Security Register" means the list of holders provided to the Trustee pursuant to Section 2.15 or any security register maintained by the Registrar.

                     "Significant Subsidiary" means (i) any Restricted Subsidiary of the Company that would be a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Securities Act, as such Rule is in effect on the date of this Indenture or (ii) any group of Restricted Subsidiaries of the Company that, taken together, would constitute a Significant Subsidiary.

                     "Standard & Poor's" means Standard & Poor's Rating Group (a division of McGraw Hill, Inc.) or any successor rating agency.

                     "Stated Maturity" means, with respect to any installment of interest or principal on any series of Funded Debt, the date on which the payment of interest or principal was scheduled to be paid in the documentation governing such Funded Debt as of the date of this Indenture, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

                     "Subordinated Debt" means any unsecured indebtedness of the Company which:

(1) is expressly subordinated and subject in right of payment to the prior payment, in bankruptcy or in the event of a payment default on the Securities, in full in money or money's worth in accordance with their terms, of all principal of, premium, if any, and interest on the Securities and is otherwise subordinated to the Securities on terms at least as favorable to the holders of the Securities as those contained in the documentation governing the Company's 9.25% Convertible Redeemable Junior Subordinated Debentures due 2022 as of the date of this Indenture;

(2) is not subject to any mandatory principal prepayment provision or otherwise callable or prepayable, until at least 12 months after the Stated Maturity of the Securities;

(3) by its terms has no required cash payments, other than periodic interest payments, until at least 12 months after the Stated Maturity of the Securities;

(4) is not guaranteed by any Subsidiary of the Company; and

(5) does not constitute Capital Stock.

                     Notwithstanding the foregoing, any indebtedness that would not constitute Subordinated Debt solely because the holders of the indebtedness have the right to require the Company to repurchase such indebtedness upon the occurrence of a change of control or an asset sale will constitute Subordinated Debt if (a) the Holders of Securities would have substantially identical rights upon such occurrence and (b) all of the events that would constitute a change of control or an asset sale pursuant to the provisions of such indebtedness would also constitute a change of control or an asset sale under this Indenture.

                     "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding voting power of the Voting Stock of which is owned or controlled, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries thereof, or (ii) any limited partnership of which such Person or any Subsidiary of such Person is a general partner, or (iii) any other Person (other than a corporation or limited partnership) in which such Person, or one or more other Subsidiaries of such Person, or such Person and one or more other Subsidiaries thereof, directly or indirectly, has more than 50% of the outstanding partnership or similar interests or has the power, by contract or otherwise, to direct or cause the direction of the policies, management and affairs thereof. Notwithstanding the foregoing, so long as the Company has the direct or indirect right or ability, by voting power, contract or otherwise, to elect a majority of the Board of Directors of CAI, CAI shall be deemed to be a Subsidiary of the Company.

                     "Tangible Net Worth" means as of any date of determination the amount equal to (A) the amount of stockholders equity of the Company and its consolidated Restricted Subsidiaries appearing in the consolidated financial statements of the Company as of the most recently ended fiscal quarter for which financial statements are available and prepared in accordance with GAAP less (B) trademarks, goodwill, covenants not to compete and all other assets classified as intangible assets determined in accordance with GAAP, plus (C) the amount representing the Trust Preferred Securities on the consolidated balance sheet of the Company and its consolidated Restricted Subsidiaries as of the most recently ended fiscal quarter for which financial statements are available, plus (D) the amount set forth representing the 9.25% Convertible Redeemable Junior Subordinated Debentures due 2022" on the consolidated balance sheet of the Company and its consolidated Restricted Subsidiaries as of the most recently ended fiscal quarter for which financial statements are available; provided, however, that Tangible Net Worth shall not include the amounts set forth on the consolidated balance sheet of the Company and its consolidated Restricted Subsidiaries represented by the Securities and any securities ranking senior or pari passu in right of payment to the Securities.

                     "Trac Lease" means Trac Lease, Inc., a Delaware corporation.

                     "Transportation Equipment" means domestic and marine containers, trucks, tractors, trailers, chassis, cranes, portable ramps, lifting equipment, railroad locomotives, railroad rolling stock, modular office units, mobile office and storage trailers and all other transportation equipment, and includes all accessories and attachments thereto.

                     "Trust Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                     "Trust Preferred Securities" means the Company's 9-7/8% Junior Subordinated Deferrable Interest Debentures due 2027 and the related 9-7/8% Capital Securities of Interpool Capital.

                     "United States" means the United States of America.

                     "Unrestricted Global Security" means a Global Security that does not bear and is not required to bear the Private Placement Legend.

                     "Unrestricted Subsidiary" means any Subsidiary of the Company (other than CAI, Trac Lease and Interpool Limited) that is designated by the Board of Directors of the Company as an Unrestricted Subsidiary pursuant to a resolution of the Board of Directors, but only to the extent that such Subsidiary:

(1) has no Funded Debt other than Funded Debt that is non-recourse to the Company or any of its Restricted Subsidiaries;

(2) except as permitted by Section 4.11 hereof, is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company;

(3) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; and

(4) has not guaranteed or otherwise directly or indirectly provided credit support for any Funded Debt of the Company or any of its Restricted Subsidiaries (other than a pledge of its Equity Interests).

                     "U.S. Government Obligations" means securities which are (a) direct obligations of the United States, for the payment of which its full faith and credit is pledged, or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                     "Voting Stock" of a Person means Capital Stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time the stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                     "Weighted Average Life to Maturity" means, when applied to any Funded Debt at any date, the number of years obtained by dividing:

(1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Funded Debt, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

(2) the then outstanding principal amount of such Funded Debt.

SECTION 1.2	Other Definitions.

     Term                                                             Defined in Section
     ----                                                             ------------------

     "Affiliate Transaction"                                                 4.11
     "Asset Sale Offer"                                                       3.9
     "Change of Control Offer"                                               4.17
     "Change of Control Payment"                                             4.17
     "Change of Control Payment Date"                                        4.17
     "Covenant Defeasance"                                                    8.3
     "Defeasance"                                                             8.2
     "Event of Default"                                                       6.1
     "Excess Proceeds"                                                       4.10
     "Initial Lien"                                                          4.12
     "Lien"                                                                  4.12
     "Notice of Default"                                                      6.1
     "Offer Amount"                                                           3.9
     "Offer Period"                                                           3.9
     "Paying Agent"                                                           2.4
     "Permitted Funded Debt"                                                  4.9
     "Purchase Date"                                                          3.9
     "Refinancing"                                                           4.12
     "Registrar"                                                              2.4
     "Required Filing Dates"                                                  4.2
     "Restricted Payments"                                                    4.7
SECTION 1.3	Incorporation by Reference to Trust Indenture Act.

                     Whenever this Indenture refers to a provision of the Trust Indenture Act of 1939 (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                     "Commission" means the Securities and Exchange Commission.

                     "indenture securities" means the Securities.

                     "indenture security holder" means a Securityholder.

                     "indenture to be qualified" means this Indenture.

                     "indenture trustee" or "institutional trustee" means the Trustee.

                     "obligor" on the indenture securities means the Company or any other obligor on the indenture securities.

                     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules have the meanings assigned to them therein.

SECTION 1.4	Rules of Construction.

                     Unless the context otherwise requires:

(1) a term has the meaning assigned to it;

(2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(3) "or" is not exclusive;

(4) words in the singular include the plural, and in the plural include the singular; and

(5) references to Sections or Articles means reference to such Section or Article in this Indenture, unless stated otherwise; and

(6) "including" or "included" means included but not limited to.

ARTICLE 2

THE SECURITIES

SECTION 2.1	Form Generally.

           The Original Securities and related Trustee's certificate of authentication shall be substantially in the form of Exhibit A and the Exchange Securities and related Trustee's certificate of authentication shall be substantially in the form of Exhibit B, the terms of each of which are incorporated in and made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage. Each Security shall be dated the date of its authentication. The Securities shall be issued in denominations of $1,000 and integral multiples thereof.

SECTION 2.2	Execution and Authentication.

                     One Officer shall sign the Securities for the Company by manual or facsimile signature in the manner set forth in Exhibits A and B.

                     If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

                     A Security shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Securities shall be substantially as set forth in Exhibits A and B hereto.

                     The Trustee shall, upon a Company Order, authenticate Securities for original issue that may be validly issued under this Indenture, including any Additional Securities. The series of Securities to be initially issued hereunder shall be the Original Securities. The aggregate principal amount of Securities outstanding at any time may not exceed the aggregate principal amount of Securities authorized for issuance by the Company pursuant to one or more Company Orders, except as provided in Section 2.8 hereof.

                     The Trustee may appoint an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

SECTION 2.3	Form and Payment.

                     Except as provided in Section 2.6, the Securities shall be issued in fully registered certificated form without interest coupons. Principal of and interest on the Securities issued in certificated form will be payable, the transfer of such Securities will be registrable and such Securities will be exchangeable for Securities bearing identical terms and provisions at the office or agency of the Company maintained for such purpose under Section 2.4; provided, however, that payment of interest with respect to the Securities may be made at the option of the Company (i) by check mailed to the holder at such address as shall appear in the Security Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper transfer instructions have been received in writing by the relevant record date.

SECTION 2.4	Registrar and Agents.

                     The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional Paying Agents. The Company or any Subsidiary thereof may act as Paying Agent. The term "Registrar" includes any co-Registrar and the term "Paying Agent" includes any additional paying agent.

                     Any Paying Agent or Registrar may resign as Paying Agent or Registrar upon thirty (30) days' prior written notice to the Company and the Trustee. The Company may change any Paying Agent or Registrar on sixty (60) days' prior written notice to the Trustee. The Company shall notify the Trustee in writing of the name and address of any such Agent. If the Company fails to maintain a Registrar, Paying Agent, or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such.

                     The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands.

SECTION 2.5	Paying Agent to Hold Money in Trust.

                     Prior to each due date of the principal of, premium if any, and interest on the Securities, the Company shall deposit with each Paying Agent a sum sufficient to pay such principal, premium, if any, and interest so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that it will hold in trust for the benefit of Holder of Securities or the Trustee all money held by the Paying Agent for the payment of principal of, premium if any, or interest on the Securities and to notify the Trustee immediately in writing of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary thereof acts as Paying Agent, it shall on or before each due date of the principal of, premium, if any, or interest on any Securities segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent and account for any funds disbursed. Upon doing so, the Paying Agent (other than the Company or a Subsidiary thereof) shall have no further liability for the money.

                     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall, subject to the requirements of applicable law, be paid to the Company upon its request; and the Holder of such Security shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease.

SECTION 2.6	Transfer and Exchange.

           (a) Transfer and Exchange of Global Securities. A Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Securities will be exchanged by the Company for Definitive Securities if:

(1) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary;

(2) the Company in its sole discretion determines that the Global Securities (in whole but not in part) should be exchanged for Definitive Securities and delivers a written notice to such effect to the Trustee or

(3) there has occurred and is continuing a Default or Event of Default with respect to the Securities.

                     Upon the occurrence of either of the preceding events in (1) or (2) above, Definitive Securities shall be issued in such names as the Depositary shall instruct the Trustee. Global Securities also may be exchanged or replaced, in whole or in part, as provided in Sections 2.8 and 2.10 hereof. Every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 2.6 or Section 2.8 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this Section 2.6(a), however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 2.6(b), (c) or (f) hereof.

           (b) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities will be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Securities will be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also will require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(1) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Global Security may not be made to a U.S. Person or for the account or benefit of a U.S. Person. Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.6(b)(1).

(2) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.6(b)(1) above, the transferor of such beneficial interest must deliver to the Registrar either:

(1) both:

(i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

(2) both:

(i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Security in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in (1) above.

Upon consummation of an Exchange Offer by the Company in accordance with Section 2.6(f) hereof, the requirements of this Section 2.6(b)(2) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Securities. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Indenture and the Securities or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Security(ies) pursuant to Section 2.6(h) hereof.

(3) Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 2.6(b)(2) above and the Registrar receives the following:

(1) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

(2) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

(3) if the transferee will take delivery in the form of a beneficial interest in the IAI Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

(4) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in an Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 2.6(b)(2) above and:

(1) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Securities or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

(2) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(3) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(4) the Registrar receives the following:

(i) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

(ii) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                     If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.2 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

                     Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

           (c) Transfer or Exchange of Beneficial Interests for Definitive Securities.

(1) Beneficial Interests in Restricted Global Securities to Restricted Definitive Securities. If any holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Security, then, upon receipt by the Registrar of the following documentation:

(1) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

(2) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(3) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

(4) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

(5) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

(6) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

(7) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 2.6(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Security in the appropriate principal amount. Any Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 2.6(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered. Any Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 2.6(c)(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(2) Beneficial Interests in Restricted Global Securities to Unrestricted Definitive Securities. A holder of a beneficial interest in a Restricted Global Security may exchange such beneficial interest for an Unrestricted Definitive Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security only if:

(1) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Securities or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

(2) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(3) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(4) the Registrar receives the following:

(i) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for an Unrestricted Definitive Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

(ii) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(3) Beneficial Interests in Unrestricted Global Securities to Unrestricted Definitive Securities. If any holder of a beneficial interest in an Unrestricted Global Security proposes to exchange such beneficial interest for a Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Security, then, upon satisfaction of the conditions set forth in Section 2.6(b)(2) hereof, the Trustee will cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 2.6(h) hereof, and the Company will execute and the Trustee will authenticate and deliver to the Person designated in the instructions a Definitive Security in the appropriate principal amount. Any Definitive Security issued in exchange for a beneficial interest pursuant to this Section 2.6(c)(3) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Registrar from or through the Depositary and the Participant or Indirect Participant. The Trustee will deliver such Definitive Securities to the Persons in whose names such Securities are so registered. Any Definitive Security issued in exchange for a beneficial interest pursuant to this Section 2.6(c)(3) will not bear the Private Placement Legend.

           (d) Transfer and Exchange of Definitive Securities for Beneficial Interests.

(1) Restricted Definitive Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Registrar of the following documentation:

(1) if the Holder of such Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

(2) if such Restricted Definitive Security is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(3) if such Restricted Definitive Security is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

(4) if such Restricted Definitive Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

(5) if such Restricted Definitive Security is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

(6) if such Restricted Definitive Security is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

(7) if such Restricted Definitive Security is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee will cancel the Restricted Definitive Security, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Security, in the case of clause (B) above, the 144A Global Security, in the case of clause (C) above, the Regulation S Global Security, and in all other cases, the IAI Global Security.

(2) Restricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Restricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Restricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:

(1) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Securities or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

(2) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(3) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(4) the Registrar receives the following:

(i) if the Holder of such Definitive Securities proposes to exchange such Securities for a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

(ii) if the Holder of such Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.6(d)(2), the Trustee will cancel the Definitive Securities and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security.

(3) Unrestricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of an Unrestricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Unrestricted Definitive Security and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Securities.

If any such exchange or transfer from a Definitive Security to a beneficial interest is effected pursuant to subparagraphs (2)(B), (2)(D) or (3) above at a time when an Unrestricted Global Security has not yet been issued, the Company will issue and, upon receipt of an Authentication Order in accordance with Section 2.2 hereof, the Trustee will authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Definitive Securities so transferred.

           (e) Transfer and Exchange of Definitive Securities for Definitive Securities. Upon request by a Holder of Definitive Securities and such Holder's compliance with the provisions of this Section 2.6(e), the Registrar will register the transfer or exchange of Definitive Securities. Prior to such registration of transfer or exchange, the requesting Holder must present or surrender to the Registrar the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder must provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.6(e).

(1) Restricted Definitive Securities to Restricted Definitive Securities. Any Restricted Definitive Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Security if the Registrar receives the following:

(1) if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

(2) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

(3) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

(2) Restricted Definitive Securities to Unrestricted Definitive Securities. Any Restricted Definitive Security may be exchanged by the Holder thereof for an Unrestricted Definitive Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Security if:

(1) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Securities or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

(2) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(3) any such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(4) the Registrar receives the following:

(i) if the Holder of such Restricted Definitive Securities proposes to exchange such Securities for an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

(ii) if the Holder of such Restricted Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(3) Unrestricted Definitive Securities to Unrestricted Definitive Securities. A Holder of Unrestricted Definitive Securities may transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Securities pursuant to the instructions from the Holder thereof.

           (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company will issue and, upon receipt of an Authentication Order in accordance with Section 2.2 hereof, the Trustee will authenticate:

(1) one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Securities accepted for exchange in the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (A) they are not Broker-Dealers, (B) they are not participating in a distribution of the Exchange Securities and (C) they are not affiliates (as defined in Rule 144) of the Company; and

(2) Unrestricted Definitive Securities in an aggregate principal amount equal to the principal amount of the Restricted Definitive Securities accepted for exchange in the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (A) they are not Broker-Dealers, (B) they are not participating in a distribution of the Exchange Securities and (C) they are not affiliates (as defined in Rule 144) of the Company.

                     Concurrently with the issuance of such Securities, the Trustee will cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Company will execute and the Trustee will authenticate and deliver to the Persons designated by the Holders of Definitive Securities so accepted Unrestricted Definitive Securities in the appropriate principal amount.

           (g) Legends. The following legends will appear on the face of all Global Securities and Definitive Securities issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

(1) Private Placement Legend.

(1) Except as permitted by subparagraph (B) below, each Global Security and each Definitive Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI"), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS."

(2) Notwithstanding the foregoing, any Global Security or Definitive Security issued pursuant to subparagraphs (b)(4), (c)(2), (c)(3), (d)(2), (d)(3), (e)(2), (e)(3) or (f) of this Section 2.6 (and all Securities issued in exchange therefor or substitution thereof) will not bear the Private Placement Legend.

(2) Global Security Legend. Each Global Security will bear a legend in substantially the following form:

"THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.6 OF THE INDENTURE, (2) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.6(a) OF THE INDENTURE, (3) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

(3) Original Issue Discount Legend. Each Security will bear a legend in substantially the following form:

"THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT UNDER SECTION 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. YOU MAY CONTACT JAMES WALSH, THE CHIEF FINANCIAL OFFICER OF THE COMPANY, AT INTERPOOL, INC., 211 COLLEGE ROAD, PRINCETON, NEW JERSEY, 08540, TELEPHONE: (609) 452-8900, WHO WILL PROVIDE YOU WITH ANY REQUIRED INFORMATION REGARDING THE ORIGINAL ISSUE DISCOUNT."

                     (h)     Except as permitted by subsection (b) of this Section 2.6 or as otherwise determined by the Company in accordance with applicable law, each Security shall bear the applicable legends relating to restrictions on transfer pursuant to the securities laws in substantially the form set forth in Section 2.9(g)(1).

SECTION 2.7	Interest.

                     (a) Each Security will bear interest at the rate of 6.00% per annum. Each Security will bear interest from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Issue Date, until the principal thereof becomes due and payable, and at the rate provided in the first sentence of this Section 2.7 on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest, compounded semi-annually, payable semi-annually in arrears on March 1 and September 1 of each year (each, an "Interest Payment Date") commencing on March 1, 2005 to the Person in whose name such Security or any Predecessor Security is registered, at the close of business on the preceding February 15 or August 15, respectively, regardless of whether such day is a Business Day.

                     (b) Interest will be computed on the basis of a 360 day year consisting of twelve 30-day months and, for any period of less than a full calendar month, the number of days lapsed in such month. In the event that any Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date.

                     (c) The Company will not be responsible for, and will not be required to compensate holders of or investors in the Securities for, any withholding taxes that are imposed on interest payments on the Securities.

SECTION 2.8	Replacement Securities.

                     If a mutilated Security is surrendered to the Trustee or if the Holder of a Security presents evidence to the satisfaction of the Company and the Trustee that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of the Trustee and the Company are met. An indemnity bond may be required by the Company or the Trustee that is sufficient in the judgment of the Company to protect the Company and is sufficient in the judgment of the Trustee to protect the Trustee or any Agent from any loss which it may suffer if a Security is replaced. The Company and the Trustee may each charge for its expenses in replacing a Security.

                     Every replacement Security is an obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

SECTION 2.9	Outstanding Securities.

                     Securities outstanding at any time are all Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section 2.11 as not outstanding.

                     If a Security is replaced pursuant to Section 2.10, it ceases to be outstanding until the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                     If the Paying Agent (other than the Company or any of its Subsidiaries) holds on a redemption date or maturity date money deposited with it by or on behalf of the Company sufficient to pay the principal of and accrued interest on the Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

                     A Security does not cease to be outstanding because the Company or an Affiliate holds the Security; provided, however, in determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided, that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee actually knows are so owned shall be so disregarded.

SECTION 2.10	Temporary Securities.

                     Until Definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have non-material variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Securities in exchange for temporary Securities upon written order of the Company signed by an Officer. Until so exchanged, temporary Securities represent the same rights as Definitive Securities. Upon request of the Trustee, the Company shall provide a certificate to the effect that the temporary Securities meet the requirement of the second sentence of this Section 2.10.

SECTION 2.11	Cancellation.

                     The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for transfer, exchange or payment and destroy cancelled Securities in accordance with its customary destruction procedures and deliver a certificate of such destruction to the Company unless the company directs the Trustee in writing prior to such destruction to deliver cancelled Securities to the Company. Subject to Sections 2.10 and 3.6, the company may not issue Securities to replace Securities that it has previously paid or delivered to the Trustee for cancellation.

SECTION 2.12	Defaulted Interest.

                     If the Company defaults in a payment of interest on Securities, it shall pay the defaulted interest to the Persons who are Holders of the Securities on a subsequent special record date. After the deposit by the Company with the Trustee of money sufficient to pay such defaulted interest, the Trustee shall fix the record date and payment date. Each such special record date shall be not less than 10 days prior to such payment date. Each such payment date shall be not more than 60 days after the deposit by the Company of money to pay the defaulted interest. At least 15 days before the special record date, the Company shall mail to each Holder of a Security a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any other lawful manner if, after prior notice to the Trustee, such payment shall be deemed operationally practicable by the Trustee.

SECTION 2.13	Securityholder Lists.

                     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities. If the Trustee is not the Registrar, the Company or other obligor, if any, shall furnish to the Trustee at least seven Business Days prior to each semiannual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of Securities upon which the Trustee may conclusively rely. The Trustee may destroy any such list upon receipt of a replacement list. The Paying Agent will solicit from each Securityholder a certification of social security number or taxpayer identification number in accordance with its customary practice and as required by law, unless the Paying Agent is in possession of such certification. Each Paying Agent is authorized to impose back-up withholding with respect to payments to be made to Securityholders to the extent required by law.

SECTION 2.14	Persons Deemed Owners.

                     Prior to presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 2.15	CUSIP Number.

                     The Company may use a "CUSIP" number when issuing Securities, and if so, the Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Holders of Securities; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.

ARTICLE 3

REDEMPTION

SECTION 3.1	Notices to Trustee.

                     If the Company elects to redeem Securities pursuant to the optional redemption provisions of Section 3.7 hereof, it must furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth:

(1) the clause of this Indenture pursuant to which the redemption shall occur;

(2) the redemption date;

(3) the principal amount of Securities to be redeemed; and

(4) the redemption price.

                     Notices to the Trustee may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of this Indenture pursuant to Articles 8 or 9 hereof.

SECTION 3.2	Selection of Securities to Be Redeemed or Purchased.

                     If less than all of the Securities are to be redeemed or purchased in an offer to purchase at any time, the Trustee will select Securities for redemption or purchase on a pro rata basis except:

(1) if the Securities are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange on which the Securities are listed; or

(2) if otherwise required by law.

                     In the event of partial redemption or purchase by lot, the particular Securities to be redeemed or purchased will be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption or purchase date by the Trustee from the outstanding Securities not previously called for redemption or purchase.

                     The Trustee will promptly notify the Company in writing of the Securities selected for redemption or purchase and, in the case of any Security selected for partial redemption or purchase, the principal amount thereof to be redeemed or purchased. Securities and portions of Securities selected will be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Securities of a Holder are to be redeemed or purchased, the entire outstanding amount of Securities held by such Holder, even if not a multiple of $1,000, shall be redeemed or purchased. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption or purchase also apply to portions of Securities called for redemption or purchase.

SECTION 3.3	Notice of Redemption.

                     Subject to the provisions of Section 3.9 hereof, at least 30 days but not more than 60 days before a redemption date, the Company will mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of this Indenture pursuant to Articles 8 or 9 hereof.

                     The notice will identify the Securities to be redeemed and will state:

(1) the redemption date;

(2) the redemption price;

(3) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued upon cancellation of the original Security;

(4) the name and address of the Paying Agent;

(5) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

(6) that, unless the Company defaults in making such redemption payment, interest on Securities called for redemption ceases to accrue on and after the redemption date;

(7) the paragraph of the Securities and/or Section of this Indenture pursuant to which the Securities called for redemption are being redeemed; and

(8) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

                     At the Company's request, the Trustee will give the notice of redemption in the Company's name and at its expense; provided, however, that the Company has delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 3.4	Effect of Notice of Redemption.

                     Once notice of redemption is mailed in accordance with Section 3.3 hereof, Securities called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 3.5	Deposit of Redemption or Purchase Price.

                     One Business Day prior to the redemption or purchase date, the Company will deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption or purchase price of and accrued interest and Liquidated Damages, if any, on all Securities to be redeemed or purchased on that date. The Trustee or the Paying Agent will promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption or purchase price of, and accrued interest and Liquidated Damages, if any, on, all Securities to be redeemed or purchased.

                     If the Company complies with the provisions of the preceding paragraph, on and after the redemption or purchase date, interest will cease to accrue on the Securities or the portions of Securities called for redemption or purchase. If a Security is redeemed or purchased on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Security was registered at the close of business on such record date. If any Security called for redemption or purchase is not so paid upon surrender for redemption or purchase because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption or purchase date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 4.1 hereof.

SECTION 3.6	Securities Redeemed or Purchased in Part.

                     Upon surrender of a Security that is redeemed or purchased in part, the Company will issue and, upon receipt of an Authentication Order, the Trustee will authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed or unpurchased portion of the Security surrendered.

SECTION 3.7	Optional Redemption.

                     The Securities will not be redeemable at the Company's option prior to September 1, 2009.

                     On or after September 1, 2009, the Company may redeem all or a part of the Securities upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages, if any, on the Securities redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on September 1 of the years indicated below, subject to the rights of Holders on the relevant record date to receive interest on the relevant interest payment date:

          Year                                                        Percentage
          ----                                                        ----------

          2009...................................................      103.000%
          2010...................................................      102.000%
          2011...................................................      101.000%
          2012 and thereafter....................................      100.000%

                     Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Securities or portions thereof called for redemption on the applicable redemption date.

                     Any redemption pursuant to this Section 3.7 shall be made pursuant to the provisions of Sections 3.1 through 3.6 hereof.

SECTION 3.8	Mandatory Redemption.

                     The Company is not required to make mandatory redemption or sinking fund payments with respect to the Securities.

SECTION 3.9	Offer to Purchase by Application of Excess Proceeds.

                     In the event that, pursuant to Section 4.10 hereof, the Company is required to commence an offer to all Holders to purchase Securities (an "Asset Sale Offer"), it will follow the procedures specified below.

                     The Asset Sale Offer shall be made to all Holders and all holders of other Funded Debt that is pari passu with the Securities containing provisions similar to those set forth in this Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets. The Asset Sale Offer will remain open for a period of at least 20 Business Days following its commencement and not more than 30 Business Days, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than three Business Days after the termination of the Offer Period (the "Purchase Date"), the Company will apply all Excess Proceeds (the "Offer Amount") to the purchase of Securities and such other pari passu Funded Debt (on a pro rata basis, if applicable) or, if less than the Offer Amount has been tendered, all Securities and other Funded Debt tendered in response to the Asset Sale Offer. Payment for any Securities so purchased will be made in the same manner as interest payments are made.

                     If the Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest and Liquidated Damages, if any, will be paid to the Person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Securities pursuant to the Asset Sale Offer.

                     Upon the commencement of an Asset Sale Offer, the Company will send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Trustee. The notice will contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Asset Sale Offer. The notice, which will govern the terms of the Asset Sale Offer, will state:

(1) that the Asset Sale Offer is being made pursuant to this Section 3.9 and Section 4.10 hereof and the length of time the Asset Sale Offer will remain open;

(2) the Offer Amount, the purchase price and the Purchase Date;

(3) that any Security not tendered or accepted for payment will continue to accrue interest;

(4) that, unless the Company defaults in making such payment, any Security accepted for payment pursuant to the Asset Sale Offer will cease to accrue interest after the Purchase Date;

(5) that Holders electing to have a Security purchased pursuant to an Asset Sale Offer may elect to have Securities purchased in integral multiples of $1,000 only;

(6) that Holders electing to have Securities purchased pursuant to any Asset Sale Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" attached to the Securities completed, or transfer by book-entry transfer, to the Company, a Depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

(7) that Holders will be entitled to withdraw their election if the Company, the Depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Security purchased;

(8) that, if the aggregate principal amount of Securities and other pari passu Funded Debt surrendered by holders thereof exceeds the Offer Amount, the Company will select the Securities and other pari passu Funded Debt to be purchased on a pro rata basis based on the principal amount of Securities and such other pari passu Funded Debt surrendered (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000, or integral multiples thereof, will be purchased); and

(9) that Holders whose Securities were purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered (or transferred by book-entry transfer).

                     On or before the Purchase Date, the Company will, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Offer Amount of Securities or portions thereof tendered pursuant to the Asset Sale Offer, or if less than the Offer Amount has been tendered, all Securities tendered, and will deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers' Certificate stating that such Securities or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 3.9. The Company, the Depositary or the Paying Agent, as the case may be, will promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Securities tendered by such Holder and accepted by the Company for purchase, and the Company will promptly issue a new Security, and the Trustee, upon written request from the Company, will authenticate and mail or deliver (or cause to be transferred by book entry) such new Security to such Holder, in a principal amount equal to any unpurchased portion of the Security surrendered. Any Security not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Asset Sale Offer on the Purchase Date.

                     Other than as specifically provided in this Section 3.9, any purchase pursuant to this Section 3.9 shall be made pursuant to the provisions of Sections 3.1 through 3.6 hereof.

ARTICLE 4

COVENANTS

SECTION 4.1	Payment of the Securities.

                     The Company shall duly and punctually pay the principal of, premium if any, and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or any of its Subsidiaries) holds on that date money designated for and sufficient to pay the installment. The Company shall pay interest on overdue principal and premium, if any, at the rate borne by the Security; it shall pay interest, including post-petition interest in the event of a proceeding under the Bankruptcy Laws, on overdue installments of interest at the same rate to the extent lawful. The Company will pay all Liquidated Damages, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement.

SECTION 4.2	Commission Reports.

                     After December 31, 2004, whether or not the Company is then subject to Section 13(a) or 15(d) of the Exchange Act, the Company will (a) file with the Commission (unless such filing is not permitted under the Exchange Act), so long as the Securities are outstanding, the annual reports, quarterly reports and other periodic reports (including financial statements and reports) which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) if the Company were so subject, and such documents shall be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject. After December 31, 2004, the Company will also in any event (i) within 15 days of each Required Filing Date, (a) transmit or cause to be transmitted by mail to all Holders of Securities, as their names and addresses appear in the Security Register, without cost to such Holders, and (b) file with the Trustee copies of the annual reports, quarterly reports and other periodic reports which the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act if the Company were subject to such Sections and (ii) if filing such documents by the Company with the Commission is prohibited under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder at the Company's cost. The Company also shall comply with the provisions of TIA 314(a). Commencing on January 1, 2005, and for so long as any Securities remain outstanding, if at any time the Company is not required to file with the Commission the reports required by clauses (a) and (b) of this Section 4.2, the Company will furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

                     Any Default with respect to this Section 4.2 with respect to the failure to file or deliver reports or other materials shall be deemed automatically cured and waived by the Holders of the Securities by the filing of or deliver of such reports or other materials.

SECTION 4.3	Waiver of Stay, Extension or Usury Laws.

                     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.4	Notice of Default.

           The Company will, so long as any Securities are outstanding, deliver to the Trustee, within 10 days of any Officer becoming aware of any Default or Event of Default in the performance of any covenant, agreement or condition in this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 4.5	Compliance Certificates.

                     The Company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company (which as of the date hereof is December 31), a written statement signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, stating, as to each signatory thereof, that:

(1) a review of the activities of the Company during such year and of performance under this Indenture has been made under such signatory's supervision and

(2) to the best of such signatory's knowledge, based on such review, the Company has kept, observed, performed and fulfilled in all material respects each and every condition and covenant contained in this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to such signer and the nature and status thereof and what action the Company is taking or proposes to take with respect thereto.

                     The Company will give the Trustee written notice of a change in the fiscal year of the Company, within a reasonable time after such change is effected.

SECTION 4.6	Maintenance of Office or Agency.

                     The Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities, if any, and this Indenture may be served. The office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                     The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

SECTION 4.7	Restricted Payments.

                     (a)     The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

(1) declare or pay any dividend or make any other payment or distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Company's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company and other than dividends or distributions payable to the Company or a Restricted Subsidiary of the Company);

(2) purchase, redeem or otherwise acquire or retire for value (including without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of the Company or any direct or indirect parent of the Company;

(3) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Debt of the Company (excluding any intercompany Funded Debt between or among the Company and any of its Restricted Subsidiaries), except a payment of interest or principal at the Stated Maturity thereof; or

(4) make any Restricted Investment

(all such payments and other actions set forth in these clauses (1) through (4) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

(1) no Default or Event of Default has occurred and is continuing or would occur as a consequence of such Restricted Payment;

(2) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Funded Debt pursuant to the Funded Debt to Tangible Net Worth Ratio test set forth in Section 4.9(a) hereof; and

(3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries (other than those permitted pursuant to clause (b) of this Section 4.7) since the date of this Indenture is less than the sum, without duplication of:

(A) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing on or after July 1, 2004 to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit); plus

(B) 100% of the aggregate net cash proceeds received by the Company since July 1, 2004 as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Company (other than Disqualified Stock) or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Company); plus

(C) to the extent that any Restricted Investment that was made after the date of this Indenture is sold for cash or otherwise liquidated or repaid for cash, the lesser of (i) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (ii) the initial amount of such Restricted Investment; plus

(D) to the extent that any Unrestricted Subsidiary of the Company designated as such after the date of this Indenture is redesignated as a Restricted Subsidiary after the date of this Indenture, the lesser of (i) the Fair Market Value of the Company's Investment in such Subsidiary as of the date of such redesignation or (ii) such Fair Market Value as of the date on which such Subsidiary was originally designated as an Unrestricted Subsidiary after the date of this Indenture.

(b) The provisions of Section 4.7(a) hereof will not prohibit:

(1) so long as no Default has occurred and is continuing or would be caused thereby, the making of any Restricted Payment in exchange for, or out of the net cash proceeds of the sale within 60 calendar days thereof (other than to a Subsidiary of the Company) of, Equity Interests of the Company (other than Disqualified Stock) or from the contribution of common equity capital to the Company within 60 calendar days thereof; provided that the amount of any such net cash proceeds that are utilized for any such Restricted Payment will be excluded from clause (3)(B) of Section 4.7(a) hereof;

(2) so long as no Default has occurred and is continuing or would be caused thereby, the repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Debt of the Company with the net cash proceeds from an incurrence of other Subordinated Debt within 60 calendar days thereof;

(3) the payment of any dividend (or, in the case of any partnership or limited liability company, any similar distribution) by a Restricted Subsidiary of the Company to the holders of its common Equity Interests on a pro rata basis;

(4) so long as no Default has occurred and is continuing or would be caused thereby, the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company held by any current or former officer, director or employee of the Company pursuant to any equity subscription agreement, stock option agreement, shareholders' agreement or similar agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests may not exceed $1,000,000 in any twelve-month period;

(5) so long as no Default has occurred and is continuing or would be caused thereby, the repurchase of Equity Interests deemed to occur upon the exercise of stock options or warrants to the extent such Equity Interests represent a portion of the exercise price of those stock options or warrants;

(6) the declaration and payment of regularly scheduled or accrued dividends (and without duplication, interest) to the holders of the Trust Preferred Securities and to holders of any Capital Stock of the Company which is classified as "debt" or "indebtedness" under GAAP;

(7) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment was permitted by the provisions of paragraph (a) of this Section 4.7 and such payment shall have been deemed to have been paid on such date of declaration;

(8) so long as no Default has occurred and is continuing or would be caused thereby, any purchase, redemption, retirement, defeasance or other acquisition for value of any Subordinated Debt of the Company pursuant to the provisions of such Subordinated Debt upon an Asset Sale or a Change of Control after the Company shall have fully complied with the provisions of Section 4.10 or Section 4.17 hereof, as the case may be; and

(9) so long as no Default has occurred and is continuing or would be caused thereby, other Restricted Payments in an aggregate amount not to exceed $7.0 million since the date of this Indenture.

                     For purposes of determining compliance with this covenant, in the event that a proposed Restricted Payment (or portion thereof) meets the criteria of more than one of the categories of Restricted Payments described in clauses (1) through (9) in paragraph (b) above, or is entitled to be incurred pursuant to paragraph (a) above, the Company will be entitled to classify such Restricted Payment (or portion thereof) on the date of its payment in any manner that complies with this covenant.

                     The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The Fair Market Value of any assets or securities that are required to be valued by this Section 4.7 will be determined by the Board of Directors of the Company whose resolution with respect thereto shall be delivered to the Trustee. The Board of Directors' determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the Fair Market Value exceeds $5.0 million.

SECTION 4.8	Dividend and Other Payment Restrictions Affecting Subsidiaries.

                     (a)     The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

(1) pay dividends or make any other distributions on its Capital Stock to the Company or any of its Restricted Subsidiaries or with respect to any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to the Company or any of its Restricted Subsidiaries;

(2) make loans or advances to the Company or any of its Restricted Subsidiaries; or

(3) sell, lease or transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries.

                     (b)     The restrictions in Section 4.8(a) hereof will not apply to encumbrances or restrictions existing under or by reason of:

(1) encumbrances or restrictions pursuant to agreements (including agreements governing Existing Funded Debt) as in effect on the date of this Indenture and any amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings of those agreements; provided that the amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in those agreements on the date of this Indenture;

(2) this Indenture and the Securities;

(3) applicable law, rule, regulation or order;

(4) any instrument governing Funded Debt (or Liens related thereto) or Capital Stock of a Person acquired by the Company or any Restricted Subsidiary as in effect at the time of such acquisition (except to the extent such Funded Debt or Capital Stock was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided that, in the case of Funded Debt, such Funded Debt was permitted by the terms of this Indenture to be incurred;

(5) customary non-assignment provisions in contracts, leases and licenses entered into in the ordinary course of business;

(6) purchase money obligations for property acquired in the ordinary course of business and Capital Lease Obligations that impose restrictions on the property purchased or leased of the nature described in clause (3) of Section 4.8(a) hereof;

(7) Permitted Refinancing Debt; provided that the restrictions contained in the agreements governing such Permitted Refinancing Debt are not materially more restrictive, taken as a whole, than those contained in the agreements governing the Funded Debt being refinanced;

(8) security agreements relating to Liens permitted to be incurred under the provisions of Section 4.12 hereof that limit the right of the debtor to transfer or dispose of the assets subject to such Liens;

(9) provisions limiting the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, sale-leaseback agreements, stock sale agreements and other similar agreements entered into with the approval of the Company's Board of Directors, which limitation is applicable only to the assets that are the subject of such agreements;

(10) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

(11) any instrument governing Funded Debt or Capital Stock of any Person that is an Unrestricted Subsidiary as in effect on the day that such Person becomes a Restricted Subsidiary, which encumbrance or restriction is not applicable to any Person or the properties or assets of any Person, other than the Person and the Restricted Subsidiaries or the property or assets of the Person and the Restricted Subsidiaries;

(12) customary provisions in partnership agreements, limited liability company organizational governance documents, joint venture, asset sale and stock sale agreements and other similar agreements entered into in the ordinary course of business that restrict the transfer of ownership interests in such partnership, limited liability company, joint venture or similar Person;

(13) restrictions on cash or other deposits or net worth imposed by suppliers or landlords under contracts entered into in the ordinary course of business;

(14) the Credit Agreement as in effect on the date of this Indenture; and

(15) any agreement, amendment, modification, restatement, renewal, supplement, refunding, replacement or refinancing that extends, renews, refinances or replaces the agreements containing the encumbrances or restrictions in the foregoing clauses (1) through (14), or in this clause (15), provided that the terms and conditions of any such encumbrances or restrictions are not materially more restrictive taken as a whole than those under or pursuant to the agreement, amendment, modification, restatement, renewal, supplement, refunding, replacement or refinancing evidencing the Funded Debt so extended, renewed, refinanced or replaced.

SECTION 4.9	Incurrence of Funded Debt.

                     (a)     The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Funded Debt; provided, that the Company and any Restricted Subsidiary may incur Funded Debt if, after giving pro forma effect to the incurrence of such Funded Debt and the use of proceeds thereof, the Company's ratio of Funded Debt to Tangible Net Worth would not exceed 4 to 1.

                     (b)     The provisions of Section 4.9(a) hereof will not prohibit the incurrence of any of the following items of Funded Debt (collectively, "Permitted Funded Debt"):

(1) the incurrence by the Company of additional Funded Debt and letters of credit under Credit Facilities in an aggregate principal amount at any one time outstanding under this clause (1) (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Restricted Subsidiaries thereunder) not to exceed $200.0 million less the aggregate amount of all Net Proceeds of Asset Sales applied by the Company or any of its Restricted Subsidiaries since the date of this Indenture to repay Funded Debt under this clause (1) and, to the extent such Funded Debt is revolving credit Funded Debt, effect a corresponding commitment reduction thereunder pursuant to the Section 4.10 hereof;

(2) the incurrence by the Company and its Subsidiaries of the Existing Funded Debt;

(3) the incurrence by the Company of Funded Debt represented by the Original Securities to be issued on the date of this Indenture and the Exchange Securities to be issued pursuant to the Registration Rights Agreement;

(4) the incurrence by the Company or any Restricted Subsidiary of Funded Debt represented by Purchase Money Debt, in an aggregate principal amount (including any Permitted Refinancing Debt incurred with respect thereto) not to exceed $35.0 million at any time outstanding;

(5) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Debt in exchange for, or the net proceeds of which are used to refund, refinance, replace, defease or discharge Funded Debt (other than intercompany Funded Debt) that was permitted by this Indenture to be incurred under Section 4.9(a) hereof or clauses (2), (3), (4), (5) or (10) of this Section 4.9(b);

(6) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Funded Debt between or among the Company and any of its Restricted Subsidiaries; provided, however, that:

(A) if the Company is the obligor on such Funded Debt and the payee is not the Company, such Funded Debt must be expressly subordinated to the prior payment in full in cash of all obligations then due with respect to the Securities; and

(B) any subsequent issuance or transfer of Equity Interests that results in any such Funded Debt being held by a Person other than the Company or a Restricted Subsidiary of the Company and (2) any sale or other transfer of any such Funded Debt to a Person that is not either the Company or a Restricted Subsidiary of the Company, will be deemed, in each case, to constitute an incurrence of such Funded Debt by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);

(7) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations in the ordinary course of business;

(8) the guarantee by the Company or a Restricted Subsidiary of Funded Debt of the Company or a Restricted Subsidiary of the Company that was permitted to be incurred by another provision of this Section 4.9; provided that if the Funded Debt being guaranteed is subordinated to or pari passu with the Securities, then the guarantee shall be subordinated to or pari passu to the same extent as the Funded Debt guaranteed;

(9) the incurrence by the Company or any of its Restricted Subsidiaries of Funded Debt in respect of workers' compensation claims, self-insurance obligations, bankers' acceptances, performance and surety bonds in the ordinary course of business; and

(10) the incurrence by the Company or any Restricted Subsidiary of additional Funded Debt in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Funded Debt incurred to renew, refund, refinance, replace, defease or discharge any Funded Debt incurred pursuant to this clause (10), not to exceed $35.0 million.

                     The Company will not incur any Funded Debt (including Permitted Funded Debt) that is contractually subordinated in right of payment to any other Funded Debt of the Company unless such Funded Debt is also contractually subordinated in right of payment to the Securities on substantially identical terms; provided, however, that no Funded Debt shall be deemed to be contractually subordinated in right of payment to any other Funded Debt solely by virtue of being unsecured or by virtue of being secured on a first or junior Lien basis.

                     (c)     For purposes of determining compliance with this Section 4.9, in the event that an item of proposed Funded Debt meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (10) above or is entitled to be incurred pursuant to Section 4.9(a) hereof, the Company will be permitted to classify such item of Funded Debt on the date of its incurrence, or later reclassify all or a portion of such item of Funded Debt, in any manner that complies with this Section 4.9. Notwithstanding any other provision of this Section 4.9, the maximum amount of Funded Debt that the Company or any Restricted Subsidiary may incur pursuant to this Section 4.9 shall not be deemed to be exceeded solely as a result of fluctuations in exchange rates or currency values.

                     (d)     The amount of any Funded Debt outstanding as of any date will be:

(1) the accreted value of the Funded Debt, in the case of any Funded Debt issued with original issue discount;

(2) the principal amount of the Funded Debt, in the case of any other Funded Debt; and

(3) in respect of Funded Debt of another Person secured by a Lien on the assets of the specified Person, the lesser of:

(A) the Fair Market Value of such assets at the date of determination; and

(B) the amount of the Funded Debt of the other Person so secured.

                     (e)     Funded Debt permitted by this Section 4.9 need not be permitted solely by reference to one provision permitting such Funded Debt but may be permitted in part by one such provision and in part by one or more other provisions of this Section 4.9 permitting such Funded Debt.

                     (f)     Accrual of interest, accretion or amortization of original issue discount and the payment of interest on any Funded Debt in the form of additional Funded Debt with the same terms, and the accretion or payment of dividends on any Capital Stock in the form of additional shares of the same class of Capital Stock will not be deemed to be an incurrence of Funded Debt for purposes of this Section 4.9; provided, in each such case, that the amount thereof as accrued is included in the calculation of the Company's ratio of Funded Debt to Tangible Net Worth pursuant to paragraph (a) of this Section 4.9.

                     (g)     For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Funded Debt denominated in a foreign currency, the Dollar-equivalent principal amount of such Funded Debt incurred pursuant thereto shall be calculated based on the relevant currency exchange rate in effect on the date that such Funded Debt was incurred.

SECTION 4.10	Asset Sales.

                     The Company will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

(1) the Company (or one or more Restricted Subsidiaries, as the case may be) receives consideration at the time of the Asset Sale at least equal to the Fair Market Value of the assets or Equity Interests issued or sold or otherwise disposed of; and

(2) at least 75% of the consideration received in the Asset Sale by the Company or such Restricted Subsidiary is in the form of cash or Cash Equivalents. For purposes of this provision, each of the following shall be deemed to be cash or Cash Equivalents:

(A) any liabilities, as shown on the Company's most recent consolidated balance sheet, of the Company or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated in right of payment to the Securities) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Company or such Restricted Subsidiary from further liability;

(B) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are within 45 days after receipt thereof, subject to ordinary settlement periods, converted by the Company or such Restricted Subsidiary into cash, to the extent of the cash received in that conversion; and

(C) any Capital Stock or assets of the kind referred to in clauses (2) or (4) of the next paragraph of this Section 4.10.

                     Within 365 days after the receipt of any Net Proceeds from an Asset Sale, the Company (or the applicable Restricted Subsidiary, as the case may be) may apply such Net Proceeds at its option:

(1) to repay secured Funded Debt and related obligations under a Credit Facility and, if the Funded Debt repaid is revolving credit Funded Debt, to correspondingly reduce commitments with respect thereto;

(2) to acquire all or substantially all of the assets of, or any Capital Stock of, another Permitted Business, if, after giving effect to any such acquisition of Capital Stock, the Permitted Business is or becomes a Restricted Subsidiary of the Company;

(3) to make a capital expenditure; or

(4) to acquire other assets that are not classified as current assets under GAAP and that are used or useful in a Permitted Business.

Any receipt of proceeds pursuant to clause (2)(C) of the second preceding paragraph shall be deemed to be an application of proceeds pursuant to clause (2) or (4) above, as applicable.

Pending the final application of any Net Proceeds, the Company may temporarily reduce revolving credit borrowings or otherwise invest the Net Proceeds in any manner that is not prohibited by this Indenture.

                     Any Net Proceeds from Asset Sales that are not applied or invested as provided in the second paragraph of this Section 4.10 will constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10.0 million, within five Business Days thereafter, the Company will make an Asset Sale Offer to all Holders of Securities and all holders of other Funded Debt that is pari passu with the Securities containing provisions similar to those set forth in this Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets in accordance with Section 3.9 hereof to purchase the maximum principal amount of Securities and such other pari passu Funded Debt that may be purchased out of the Excess Proceeds. The offer price in any Asset Sale Offer will be equal to 100% of the principal amount plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase, and will be payable in cash. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use those Excess Proceeds for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Securities and other pari passu Funded Debt tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Securities and such other pari passu Funded Debt to be purchased on a pro rata basis. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero.

                     The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with each repurchase of Securities pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of Section 3.9 hereof or this Section 4.10, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under Section 3.9 hereof or this Section 4.10 by virtue of such compliance.

SECTION 4.11	Transactions with Affiliates.

                     (a)     The Company will not, and will not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Company (each an "Affiliate Transaction"), unless:

(1) the Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

(2) the Company delivers to the Trustee:

(A) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $1.0 million, a resolution of the Board of Directors of the Company set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (1) of this Section 4.11(a) and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors of the Company; and

(B) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5.0 million, an opinion as to the fairness to the Company or such Restricted Subsidiary of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

                     (b)     The following items will not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of Section 4.11(a) hereof:

(1) any employment or compensation agreement, employee benefit plan, officer or director indemnification agreement or any similar arrangement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business;

(2) transactions between or among the Company and/or its Restricted Subsidiaries;

(3) transactions with a Person (other than an Unrestricted Subsidiary) that is an Affiliate of the Company solely because the Company owns, directly or through a Restricted Subsidiary, an Equity Interest in, or controls, such Person;

(4) payment of reasonable directors' fees to Persons who are not otherwise Affiliates of the Company;

(5) any issuance of Equity Interests (other than Disqualified Stock) of the Company to Affiliates of the Company;

(6) any transactions undertaken pursuant to any contracts in existence on the Issue Date (as in effect on the Issue Date) and described in the Company's filings with the Commission and any renewals, replacements or modifications of such contracts (pursuant to new transactions or otherwise) on terms no less favorable to the Holders of the Notes than those in effect on the Issue Date;

(7) any merger, consolidation or reorganization of the Company with an Affiliate of the Company solely for the purposes of (a) reorganizing to facilitate an initial public offering of securities of the Company or any direct or indirect parent of the Company, (b) forming a holding company or (c) reincorporating the Company in a new jurisdiction;

(8) Restricted Payments that do not violate Section 4.7 hereof; and

(9) loans or advances to employees in the ordinary course of business not to exceed $1.0 million in the aggregate at any one time outstanding.

SECTION 4.12	Limitation on Liens.

                     The Company will not, directly or indirectly, create, incur or assume any mortgage, pledge, deed of trust, financing lease or security interest ("Liens") on any of its properties whether now or hereafter acquired, or any income or profits therefrom, or assign or convey any right to receive income therefrom (any such Lien, an "Initial Lien"), unless prior to or simultaneously with the inception of such Initial Lien, the Company shall have delivered to the Trustee a security agreement or security agreements and such other documents as the Trustee may reasonably request, each in form and substance satisfactory to the Trustee, granting to the Trustee an equal and ratable security interest in such property subject to such Initial Lien, such security interest to be for the equal and ratable benefit of the Holders. Any such security interest created in favor of the Securities will be automatically and unconditionally released and discharged upon the release and discharge of the Initial Lien to which it relates. Notwithstanding the foregoing, the restrictions set forth in this paragraph shall not apply if at the time of, and immediately after giving pro forma effect to, the transaction giving rise to such Initial Lien, the Funded Debt to Tangible Net Worth Ratio does not exceed 4.0 to 1.0.

                     The foregoing restrictions shall not apply to:

(i) Liens securing obligations outstanding from time to time under any revolving credit agreement to which the Company is a party;

(ii) Liens on assets existing at the time of acquisition thereof by the Company, provided that such Liens were in existence prior to such acquisition and were not created in contemplation of such acquisition;

(iii) Liens on assets of another Person existing at the time such Person is merged into or consolidated with the Company, provided that such Liens were in existence prior to such merger or consolidation and were not created in contemplation of such merger or consolidation and do not extend to any assets of the Company other than those previously owned by the Person merged into or consolidated with the Company;

(iv) Liens securing Purchase Money Debt, but only on assets in respect to the purchase of which such Purchase Money Debt shall have been incurred;

(v) Liens on real property;

(vi) Liens in favor of any Restricted Subsidiary of the Company;

(vii) Liens incurred or deposits made in the ordinary course of business (w) in connection with workers' compensation, unemployment insurance, social security or other like laws, (x) to secure the performance of letters of credit, bids, tenders, trade contracts (other than for borrowed money), sales contracts, leases, statutory obligations, surety, appeal and performance bonds and other similar obligations, (y) in connection with the opening of commercial letters of credit naming the Company or any of its Restricted Subsidiaries as an account party, or (z) for the benefit of any governmental agency or body created or approved by law or governmental regulation as a condition to the transaction of business or the exercise of any privilege, franchise or license;

(viii) Liens securing Lease Obligations; provided, however, that no such Lease Obligations shall arise out of the Sale and Leaseback of Transportation Equipment unless the Sale and Leaseback in question is entered into prior to, at the time of or within 180 days of the acquisition of the Transportation Equipment being sold and leased back; and provided, further, that the leasing of Transportation Equipment which has been remanufactured so that it is the substantial equivalent of new equipment shall be considered the leasing of new equipment and not of the used equipment which was remanufactured and subsequently sold and leased back;

(ix) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

(x) Liens imposed by law, including but not limited to carriers', seamen's, stevedores', wharfinger's, warehousemen's, mechanics', suppliers', materialmen's, repairman's or other like Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings, or other Liens arising out of judgments or awards against the Company or any of its Restricted Subsidiaries with respect to which the Company or such Restricted Subsidiary shall then be proceeding with an appeal or other proceeding for review;

(xi) Leases, lease agreements and other contracts entered into in the ordinary course of business providing for the leasing, sale or exchange of Transportation Equipment owned by the Company;

(xii) Liens securing Hedging Obligations;

(xiii) Liens (x) existing on the date of this Indenture and (y) to secure any renewal, extension, substitution, refunding, defeasance, refinancing, repayment or replacement (a "Refinancing") (or successive Refinancings), in whole or in part, of any Funded Debt (or commitment for Funded Debt) existing on the date of this Indenture, provided, however, that the Funded Debt secured by such Lien is not, solely by virtue of such Refinancing, increased to an amount greater than the greater of (A) the outstanding principal amount of such Funded Debt existing on the date of this Indenture that is secured by such Lien plus all accrued interest thereon and the amount of all expenses or premiums incurred in connection therewith or (B) if such Lien secures Funded Debt under a line of credit, the commitment amount of such line of credit existing on the date of this Indenture plus all accrued interest thereon and the amount of all expenses or premiums incurred in connection therewith; and

(xiv) Liens incurred in the ordinary course of business of the Company with respect to obligations that do not exceed $1.0 million at any one time outstanding and that (x) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (y) do not in the aggregate materially detract from the value of the assets subject to such Lien or materially impair the use thereof in the operation of business by the Company.

                     Notwithstanding the foregoing, the Company shall not incur any Liens in respect of Subordinated Debt.

SECTION 4.13	Existence.

                     Subject to Article Five, the Company will do or cause to be done all things necessary to, and will cause each of its Significant Subsidiaries to, preserve and keep in full force and effect its corporate existence and the corporate existence of each of the Significant Subsidiaries, and the rights (charter and statutory), licenses and franchises of the Company and each of the Significant Subsidiaries, as applicable, provided, however, that the Company shall not be required to, or cause any such Significant Subsidiary to, preserve or keep in force or effect any such right, license or franchise, or any such Significant Subsidiary's corporate existence, if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof would not reasonably be expected to have a material adverse effect on the Company and its Restricted Subsidiaries, taken as a whole.

SECTION 4.14	Payment of Taxes and Other Claims.

                     The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent and a penalty accrues from such delinquency, (a) all material taxes, assessments and governmental charges levied or imposed (i) upon the Company or any of its Subsidiaries or (ii) upon the income, profits or property of the Company or any of its Subsidiaries and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, would by law become a Lien (as defined herein) upon the property of the Company or any of its Subsidiaries (other than any Lien permitted by this Indenture); provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted, or where the failure to effect such payment or discharge would not reasonably be expected to have a material adverse effect on the Company and its Restricted Subsidiaries, taken as a whole.

SECTION 4.15	Maintenance of Properties.

                     The Company shall, and shall cause each of its Significant Subsidiaries to, cause all material properties owned by the Company or the Significant Subsidiaries or used in the conduct of its business or the businesses of the Significant Subsidiaries to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment, and cause to be made all repairs, renewals, replacements, betterments and improvements thereof, all as shall be reasonably necessary so that the business carried on in connection therewith may be conducted at all times in the ordinary course; provided, however, that nothing in this Section 4.15 shall prevent the Company or any of its Subsidiaries from discontinuing the operation and maintenance of any of such properties if (x) such discontinuance is, in the judgment of the Company or the Subsidiary, desirable in the conduct of its businesses or (y) if such discontinuance or disposal would not reasonably be expected to have a material adverse effect on the Company and its Restricted Subsidiaries, taken as a whole.

SECTION 4.16	Insurance.

                     The Company will at all times keep all of its and its Restricted Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company in good faith to be financially sound and responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties (which may include self-insurance, if reasonable and in comparable form to that maintained by companies similarly situated), except where the failure to do so would not reasonably be expected to have a material adverse effect on the Company and its Restricted Subsidiaries, taken as a whole.

SECTION 4.17	Offer to Repurchase Upon Change of Control.

                     (a)     If there is a Change of Control, the Company will make an offer (a "Change of Control Offer") to each Holder to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000) of that Holder's Securities at a purchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest and Liquidated Damages, if any, on the Securities repurchased to the date of purchase, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and stating:

(1) that the Change of Control Offer is being made pursuant to this Section 4.17 and that all Securities tendered will be accepted for payment;

(2) the purchase price and the purchase date, which shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act; provided that the purchase date may not occur prior to the Change of Control (the "Change of Control Payment Date");

(3) that any Security not tendered will continue to accrue interest;

(4) that, unless the Company defaults in the payment of the Change of Control Payment, all Securities accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;

(5) that Holders electing to have any Securities purchased pursuant to a Change of Control Offer will be required to surrender the Securities, with the form entitled "Option of Holder to Elect Purchase" attached to the Securities completed, or transfer by book-entry transfer, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

(6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities delivered for purchase, and a statement that such Holder is withdrawing his election to have the Securities purchased; and

(7) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof.

                     The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change in Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions of Sections 3.9 or 4.17 hereof, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under Section 3.9 hereof or this Section 4.17 by virtue of such compliance.

                     (b)     On the Change of Control Payment Date, the Company will, to the extent lawful:

(1) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer;

(2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and

(3) deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

                     The Paying Agent will promptly mail (but in any case not later than five Business Days after the Change of Control Payment Date) to each Holder of Securities properly tendered the Change of Control Payment for such Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any. The Company will publicly announce the results of the Change of Control Offer on or as soon as reasonably practicable after the Change of Control Payment Date.

                     (c)     Notwithstanding anything to the contrary in this Section 4.17, the Company will not be required to make a Change of Control Offer upon a Change of Control if (1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4.17 and Section 3.9 hereof and purchases all Securities properly tendered and not withdrawn under the Change of Control Offer, or (2) notice of redemption has been given pursuant to Section 3.7 hereof, unless and until there is a default in payment of the applicable redemption price.

SECTION 4.18	No Amendment to Subordination Provisions.

                     Without the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, the Company will not amend, modify or alter the terms of any Subordinated Debt in any way to amend the subordination provisions of any agreement, document or instrument governing Subordinated Debt.

SECTION 4.19	Payments for Consent.

                     The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Holder of Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid and is paid to all Holders of the Securities or all Holders of the Securities that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

SECTION 4.20	Designation of Restricted and Unrestricted Subsidiaries.

                     The Board of Directors of the Company may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate Fair Market Value of all outstanding Investments owned by the Company and its Restricted Subsidiaries in the Subsidiary designated as Unrestricted will be deemed to be an Investment made as of the time of the designation and will reduce the amount available for Restricted Payments under Section 4.7 hereof or under one or more clauses of the definition of Permitted Investments, as determined by the Company. That designation will only be permitted if the Investment would be permitted at that time and if the Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. The Board of Directors of the Company may redesignate any Unrestricted Subsidiary to be a Restricted Subsidiary if that redesignation would not cause a Default.

                     Any designation of a Subsidiary of the Company as an Unrestricted Subsidiary will be evidenced to the Trustee by filing with the Trustee a certified copy of a resolution of the Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complied with the preceding conditions and was permitted by Section 4.7 hereof. If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it will thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Funded Debt of such Subsidiary will be deemed to be incurred by a Restricted Subsidiary of the Company as of such date and, if such Funded Debt is not permitted to be incurred as of such date under Section 4.9 hereof, the Company will be in default of such covenant. The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation will be deemed to be an incurrence of Funded Debt by a Restricted Subsidiary of the Company of any outstanding Funded Debt of such Unrestricted Subsidiary and such designation will only be permitted if (1) such Funded Debt is permitted under Section 4.9 hereof; and (2) no Default or Event of Default would be in existence following such designation.

ARTICLE 5

SUCCESSOR CORPORATION

SECTION 5.1	When Company May Merge, etc.

                     The Company shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another Person in any transaction in which the Company is not the continuing or surviving entity unless (i) the resulting, surviving or transferee Person is a Person which expressly assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture; (ii) such Person is organized and existing under the laws of the United States, a State thereof or the District of Columbia; (iii) immediately after giving effect to such transaction no Default or Event of Default shall have happened and be continuing, and the Officers' Certificate referred to in the following clause reflects that such Officers are not aware of any such Default or Event of Default that shall have happened and be continuing, and (iv) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture.

                     In addition, the Company will not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person. This Section 5.1 will not apply to:

(1) a merger of the Company with an Affiliate solely for the purpose of reincorporating the Company in another jurisdiction; or

(2) any consolidation or merger, or any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among the Company and its Restricted Subsidiaries.

SECTION 5.2	Successor Corporation Substituted.

                     Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the properties or assets of the Company in a transaction that is subject to, and that complies with the provisions of, Section 5.01 hereof, the successor Person formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor Person and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Securities except in the case of a sale of all of the Company's assets in a transaction that is subject to, and that complies with the provisions of, Section 5.1 hereof.

ARTICLE 6

DEFAULTS AND REMEDIES

SECTION 6.1	Events of Default.

                     An "Event of Default" occurs if, with respect to the Securities:

(1) the Company defaults in the payment of interest on the Securities when the same becomes due and payable and the default continues for a period of 30 days;

(2) the Company defaults in the payment of the principal of (and premium, if any, on) the Securities when the same becomes due and payable at maturity, upon redemption or otherwise;

(3) the Company fails to comply with the provisions of Section 4.17 hereof;

(4) the Company or any of its Restricted Subsidiaries fails to comply for 30 days after written notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding voting as a single class with the provisions of Sections 4.7, 4.9, 4.10 or 4.11 hereof;

(5) the Company or any of its Restricted Subsidiaries fail to comply with any of their other agreements in the Securities or this Indenture and the default continues for the period and after the notice specified in the last paragraph of this Section 6.1;

(6) there shall be a default under any bond, debenture, note or other evidence of debt or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any Funded Debt of the Company or any Significant Subsidiary, whether any such Funded Debt now exists or shall hereafter be created, if either (i) such event of default results from the failure to pay any such Funded Debt at maturity or (ii) as a result of such event of default, the maturity of such Funded Debt has been accelerated prior to its expressed maturity, provided that any such failure to pay shall not be cured and any such acceleration shall not be rescinded or annulled or the accelerated amount paid within ten days after notice to the Company of such failure to pay or acceleration, or such Funded Debt having been discharged and, in each case, the principal amount of such Funded Debt, together with the principal amount of any other such Funded Debt in default for failure to pay principal or interest thereon, or the maturity of which has been so accelerated, aggregates $10.0 million or more;

(7) the Company or any of its Restricted Subsidiaries fail to pay final judgments entered by a court or courts of competent jurisdiction aggregating in excess of $5.0 million (net of amounts covered by insurance or bonded), which judgments are not paid, discharged or stayed for a period of 60 days;

(8) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

(A) commences a voluntary case or proceeding,

(B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

(C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

(D) makes a general assignment for the benefit of its creditors, or

(E) generally is not paying its debts as they become due;

(9) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A) is for relief against the Company or any Significant Subsidiary in an involuntary case or proceeding,

(B) appoints a Custodian of the Company or any Significant Subsidiary or for all or substantially all of their respective property, or

(C) orders the liquidation of the Company or any Significant Subsidiary,

and the order or decree remains unstayed and in effect for 60 days.

                     A default under clause (5) is not an Event of Default with respect to the Securities until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the Securities then outstanding notify the Company and the Trustee in writing, of the default and the Company does not cure the default within 60 days after receipt of such notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." Such notice by the Trustee shall not be deemed to be a certification by the Trustee as to whether an Event of Default has occurred. Failure of the Trustee to give such notice does not constitute a waiver of any of its rights hereunder.

SECTION 6.2	Acceleration.

                     If an Event of Default specified in clause (8) or (9) of Section 6.1 hereof occurs, all outstanding Securities will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing with respect to the Securities, the Trustee by notice to the Company, or the Holders of 25% in principal amount of the Securities then outstanding by written notice to the Company and the Trustee, may declare to be due and payable immediately the principal amount of the Securities plus accrued interest to the date of acceleration. Upon any such declaration, such amount shall be due and payable immediately, and upon payment of such amount all of the Company's obligations with respect to the Securities, other than obligations under Section 7.7, shall terminate. The Holders of a majority in principal amount of the outstanding Securities by written notice to the Trustee may rescind an acceleration and its consequences if (a) all existing Events of Default with respect to the Securities, other than the non-payment of the principal of the Securities, which have become due solely by such declaration of acceleration, have been cured or waived, (b) to the extent that payment of such interest is lawful, interest on overdue installments of interest and overdue principal which has become due otherwise than by such declaration of acceleration, has been paid, and (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. The Trustee may rely upon such notice of rescission without any independent investigation as to the satisfaction of conditions (a), (b) and (c).

                     If an Event of Default occurs on or after September 1, 2009 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Securities pursuant to Section 3.7 hereof, then, upon acceleration of the Securities, an equivalent premium shall also become and be immediately due and payable, to the extent permitted by law, anything in this Indenture or in the Securities to the contrary notwithstanding. If an Event of Default occurs prior to September 1, 2009 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Securities prior to such date, then, upon acceleration of the Securities, an additional premium shall also become and be immediately due and payable, to the extent permitted by law, in an amount equal to the interest rate (plus the amount of Liquidated Damages, if any) on the Securities.

SECTION 6.3	Other Remedies.

                     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal (and premium, if any) or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

SECTION 6.4	Waiver of Defaults and Events of Default.

                     Subject to Section 10.2, the Holders of a majority in principal amount of the Securities then outstanding, on behalf of the Holders of the Securities, by written notice to the Trustee may waive a Default or Event of Default with respect to the Securities and its consequences except a continuing Default or Event of Default in the payment of the principal of, premium and Liquidated Damages, if any, or interest on, the Securities (including in connection with an offer to purchase). When a Default is waived with respect to the Securities it is cured and ceases to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture.

SECTION 6.5	Control by Majority.

                     The Holders of a majority in principal amount of the Securities then outstanding may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on it with respect to the Securities. The Trustee, however, may refuse to follow any direction (i) that conflicts with law or this Indenture, (ii) that the Trustee, in its reasonable discretion, determines may be unduly prejudicial to the rights of other Securityholders or that may involve the Trustee in personal liability or (iii) for which the Trustee determines, in its reasonable discretion, that it does not have adequate indemnification pursuant to Section 7.1(e); provided, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.6	Rights of Holders to Receive Payment.

                     Notwithstanding any other provisions of this Indenture, the right of any Holder of a Security to receive payment of principal of, premium, if any, and interest on such Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

SECTION 6.7	Collection Suit by Trustee.

                     If an Event of Default with respect to the Securities in payment of interest or principal (and premium, if any) specified in Section 6.1(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of unpaid principal (and premium, if any) and accrued interest remaining unpaid on the Securities, together with interest on overdue principal (and premium, if any) and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.8	Trustee May File Proofs of Claim.

                     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of Securities allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any Custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

                     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 6.9	Priorities.

                     If the Trustee collects any money pursuant to this Article 6 with respect to the Securities, it shall pay out the money in the following order:

FIRST: to the Trustee for amounts due under Section 7.7, including payment of all compensation, expenses and liabilities incurred, and all advances made by the Trustee and the costs and expenses of collection;

SECOND: to Holders of Securities for amounts due and unpaid on the Securities for principal of (and premium, if any) and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal (and premium, if any) and interest, respectively;

THIRD: to the Company or to such party as a court of competent jurisdiction shall direct.

                     The Trustee may fix a record date and payment date for any payment to Holders of Securities pursuant to this Section 6.9.

SECTION 6.10	Undertaking for Costs.

                     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.10 does not apply to a suit by the Trustee, a suit by a Holder pursuant to section 6.6 or a suit by Holders of more than 10% in principal amount of the Securities then outstanding.

SECTION 6.11	Limitations on Suits.

                     Subject to Section 6.6, a Holder of Securities may not pursue any remedy with respect to this Indenture or the Securities unless:

(1) the Holder has given the Trustee written notice of a continuing Event of Default;

(2) the Holders of at least 25% in principal amount of Securities make a written request to the Trustee to pursue the remedy;

(3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expenses;

(4) the Trustee does not comply with the request within 60 days after receipt of the notice, request and offer of indemnity; and

(5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount then outstanding.

                     A Holder of any Security may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

SECTION 6.12	Restoration of Rights and Remedies.

                     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

ARTICLE 7

TRUSTEE

SECTION 7.1	Duties of Trustee.

                     (a)     If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

                     (b)     Except during the continuance of an Event of Default:

(1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligation shall be read into this Indenture against the Trustee.

(2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determinate whether or not they conform to the requirements of this Indenture.

                     (c)     The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(1) This paragraph does not limit the effect of paragraph (b) of this Section 7.1.

(2) The Trustee shall not be liable for any error in judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

(3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

(4) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                     (d)     Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.1.

                     (e)     Subject to subsection (c), the Trustee may refuse to perform any duty or exercise any right or power unless, subject to the provisions of the TIA, it receives indemnity satisfactory to it against any loss, liability, expense or fee.

                     (f)     The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.2	Rights of Trustee.

                     (a)     The Trustee may conclusively rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                     (b)     Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to Section 11.5 hereof. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                     (c)     The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                     (d)     The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                     (e)     The Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and reliance thereon.

                     (f)     The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of the Securities or the Company unless such Holders or the Company shall have offered to the Trustee reasonable security or indemnify against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                     (g)     Except with respect to Section 4.1, the Trustee shall have no duty to inquire as to the performance of the Company with respect to the covenants contained in Article 4. In addition, the Trustee shall not be deemed to have knowledge of an Event of Default except (i) any Default or Event of Default occurring pursuant to Sections 4.1, 6.1(1) or 6.1(2) or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

                     (h)     Delivery of reports, information and documents to the Trustee under Section 4.2 is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with ay of their covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 7.3	Individual Rights of Trustee.

                     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, is subject to Sections 7.10 and 7.11.

SECTION 7.4	Trustee's Disclaimer.

                     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement of the Company in this Indenture or any statement in the Securities other than its certificate of authentication or in any document used in the sale of the Securities other than any statement in writing provided by the Trustee expressly for use in such document.

SECTION 7.5	Notice of Defaults.

                     If a Default or Event of Default occurs and is continuing and if it is known to the Trustee with respect to the Securities, the Trustee shall mail to each Holder of Securities notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a default in payment of principal of, premium or Liquidated Damages, if any, or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders of Securities. Notwithstanding anything to the contrary expressed in this Indenture, the Trustee shall not be deemed to have knowledge of any Event of Default hereunder unless and until a Trust Officer shall have actual knowledge thereof, or shall have received written notice thereof from the Company at its principal corporate trust office in New York, New York. The Trustee shall not be deemed to have actual knowledge of an Event of Default hereunder, except in the case of an Event of Default under Sections 6.1(1) or 6.1(2) (provided that the Trustee is the Paying Agent) until a Trust Officer receives written notice thereof from the Company or any Securityholder that such an Event of Default has occurred.

SECTION 7.6	Reports by Trustee to Holders.

                     Within 60 days after each May 15, beginning with May 15, 2005, the Trustee, if required by the provisions of TIA 313(a), shall mail to each Securityholder a brief report dated as of May 15 of such year that complies with TIA 313(a). The Trustee also shall comply with TIA 313(b) and 313(c).

                     A copy of each report at the time of its mailing to Securityholders shall be filed with the Commission and each stock exchange on which the Securities are listed. The Company agrees to notify the Trustee in writing whenever the Securities become listed or delisted on or from any stock exchange.

SECTION 7.7	Compensation and Indemnity.

                     The Company shall pay to the Trustee from time to time reasonable compensation for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in addition to the compensation for its services. Such expenses may include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel.

                     The Company shall indemnify the Trustee for, and hold it harmless against, any loss or liability incurred by it in connection with the acceptance or administration of this trust or its actions taken hereunder in whatever capacity the Trustee is so acting, including the costs and expenses of defending itself against any claim or liability in connection with the Securities or the exercise or performance of any of its powers or duties hereunder, including attorneys' fees and expenses. The Trustee shall notify the Company as soon as practicable after the Trustee becomes aware of any claim asserted against the Trustee for which it intends to seek indemnity (though failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder unless the Company is prejudiced thereby) and the Company may elect by written notice to the Trustee to assume the defense of any such claim at the Company's expense with counsel reasonably satisfactory to the Trustee, provided, however, that in the case where there is a conflict between the Company and the Trustee, the Company shall pay the reasonable fees and expenses of counsel retained by the Trustee.

                     The Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it through the Trustee's negligence, bad faith or willful misconduct. The Company shall not be liable for any settlement of any claim or action effected without the Company's consent, which consent shall not be unreasonably withheld.

                     The Company hereby grants the Trustee a security interest in all of the funds and assets of the Company held by the Trustee pursuant to this Indenture to secure the performance of the Company's obligations to the Trustee hereunder.

                     The obligations of the Company under this Section 7.7 shall survive the resignation or removal of the Trustee and/or the satisfaction or discharge of this Indenture.

SECTION 7.8	Replacement of Trustee.

                     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

                     The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's written consent. The Company may remove the Trustee if:

(1) the Trustee fails to comply with Section 7.10;

(2) the Trustee is adjudged a bankrupt or an insolvent;

(3) a receiver or other public officer takes charge of the Trustee or its property; or

(4) the Trustee otherwise becomes incapable of acting.

                     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

                     If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                     If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall, upon payment of its charges, transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. Notwithstanding the replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it and compensation earned by it prior to such replacement or otherwise with respect to the Securities or this Indenture. A successor Trustee shall mail notice of its succession to each Holder of Securities.

SECTION 7.9	Successor Trustee by Merger, etc.

                     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10	Eligibility; Disqualification.

                     This Indenture shall always have a Trustee who satisfies the requirements of TIA 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA 310(b), including the optional provision permitted by the second sentence of TIA 310(b)(9).

SECTION 7.11	Preferential Collection of Claims Against Company.

                     The Trustee is subject to TIA 311(a), excluding any creditor relationship listed in TIA 311(b). A Trustee who has resigned or been removed shall be subject to TIA 311(a) to the extent indicated therein.

ARTICLE 8

DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.1	Option to Effect Defeasance or Covenant Defeasance.

                     The Company may, at its option and at any time, elect to have Section 8.2 or Section 8.3 be applied to all outstanding Securities upon compliance with the conditions set forth below in this Article 8.

SECTION 8.2	Defeasance and Discharge.

                     Upon the Company's exercise of the above option applicable to this Section the Company shall be deemed to have been discharged from its obligations with respect to the outstanding Securities on the date the conditions set forth in Section 8.4 are satisfied ("Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.5 and the other Sections of this Indenture referred to in Paragraphs (a) and (b) below, and to have satisfied all of its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same following delivery by the Company to the Trustee of an Officer's Certificate and Opinion of Counsel stating that all such conditions have been satisfied), except for the following which shall survive until otherwise terminated or discharged hereunder:

(a) the rights of Holders to receive, solely from the trust fund described in Section 8.4 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due,

(b) the Company's obligations with respect to such Securities under Sections 2.4, 2.5, 2.9, 2.10, 2.12 and 4.6.

(c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and

(d) this Article 8.

Subject to compliance with this Article 8, the Company may exercise its option under this Section 8.2 notwithstanding the prior exercise of its option under Section 8.3 with respect to such Securities.

SECTION 8.3	Covenant Defeasance.

                     Upon the Company's exercise of the above option applicable to this Section 8.3, the Company shall be released from its obligations under Sections 4.2, 4.5, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.14, 4.15, 4.16, 4.17, 4.18, 4.19 and 4.20 with respect to the outstanding Securities on and after the date the conditions set forth in Section 8.4 are satisfied ("Covenant Defeasance"), and the Securities shall thereafter be deemed to be not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with Sections 4.2, 4.5, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.14, 4.15, 4.16, 4.17, 4.18, 4.19 and 4.20, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 6.1(3), 6.1(4) or 6.1(5) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and the Securities shall be unaffected thereby.

SECTION 8.4	Conditions to Defeasance or Covenant Defeasance.

                     The following shall be the conditions to application of Section 8.2 or Section 8.3 to the outstanding Securities:

(a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 who shall agree to comply with the provisions of this Article 8 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) cash in an amount in which such Securities are then specified as payable at stated maturity, (ii) U.S. Government Obligations applicable to such Securities which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities, money in an amount, or (iii) a combination thereof, in each case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge the principal of (and premium, if any) and interest on the outstanding Securities on the stated maturity of such principal (and premium, if any) or installment of principal or interest; provided that the Trustee shall have been irrevocably instructed in writing to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 3.1(b) hereof, a notice of its election to redeem all or any portion of the outstanding Securities at a future date in accordance with the terms of the Securities and Article 3 hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

(b) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

(c) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit.

(d) In the case of an election under Section 8.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred.

(e) In the case of an election under Section 8.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

(f) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent to Defeasance under Section 8.2 or Covenant Defeasance under Section 8.3 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to Paragraph (a) above and the related exercise of the Company option under Section 8.2 or Section 8.3 (as the case may be), registration is not required under the Investment Company Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the Trustee for such trust funds, or (ii) all necessary registrations under said Act have been effected.

SECTION 8.5	Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

                     All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 8.4 in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any), interest, if any, but such money need not be segregated from other funds except to the extent required by law.

                     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

                     Anything in this Article 8 to the contrary notwithstanding, subject to Section 7.7, the Trustee shall deliver or pay to the Company from time to time upon Company Order any money or U.S. Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 8.4 which, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect Defeasance or Covenant Defeasance, as applicable, in accordance with this Article 8.

ARTICLE 9

SATISFACTION AND DISCHARGE

SECTION 9.1	Satisfaction and Discharge of Indenture.

                     This Indenture shall upon Company Order cease to be of further effect with respect to the Securities (except as to any surviving rights of registration of transfer or exchange of Securities expressly provided for herein or pursuant hereto, the rights of Holders of outstanding Securities to receive, solely from the trust fund described in subclause (ii) of clause (a) of this Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, and the Trustee, upon receipt of a Company Order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

(a) either

(1) all the Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.10 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 2.5) have been delivered to the Trustee for cancellation; or

(2) all the Securities not theretofore delivered to the Trustee for cancellation

(A) have become due and payable,

(B) will become due and payable at their stated maturity within one year or

(C) will be called for redemption within one year under arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount sufficient to pay and discharge the entire Funded Debt on the Securities, for principal (and premium, if any) and interest, to the date of such deposit (in the case of Securities which have become due and payable) or to the stated maturity or redemption date, as the case may be;

                     (b)     The Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                     (c)     The Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee and any predecessor Trustee under Section 7.7 and, if money shall have been deposited with and held by the Trustee pursuant to subclause (ii) of clause (a) of this Section 9.1, the obligations of the Trustee under Section 9.2 shall be unaffected hereby.

SECTION 9.2	Application of Trust Funds.

                     All money deposited with the Trustee pursuant to Section 9.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and any interest for whose payment such money has been deposited or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

ARTICLE 10

SUPPLEMENTAL INDENTURES

SECTION 10.1	Supplemental Indentures Without Consent of Holders.

                     The Company, when authorized by Board Resolution, and the Trustee at any time and from time to time, may amend this Indenture or enter into one or more indentures supplemental hereto, to be in a form satisfactory to the Trustee without notice to or consent of any Securityholder for any of the following purposes:

(1) to comply with Section 5.1;

(2) to provide for uncertificated Securities in addition to or in place of certificated Securities;

(3) to provide for the issuance of Additional Securities in accordance with the limitations set forth in this Indenture as of the date hereof;

(4) to add to the covenants of the Company, for the benefit of the Holders of all of the Securities, or to surrender any right or power herein conferred upon the Company;

(5) to add any Events of Default;

(6) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA;

(7) to add a guarantor or additional obligor under this Indenture or permit any Person to guarantee the Securities and/or obligations under this Indenture;

(8) to comply with the rules of any applicable securities depositary;

(9) to evidence and provide the acceptance of the appointment of a successor Trustee under this Indenture;

(10) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders of the Securities as additional security for the payment and performance of the Company's obligations under this Indenture, in any property, or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted to the Trustee pursuant to this Indenture or otherwise; or

(11) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Securities in any material respect.

SECTION 10.2	Supplemental Indentures with Consent of Holders.

                     With the written consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding (including, without limitation, Additional Securities, if any), the Company, when authorized by Board Resolution, and the Trustee may amend this Indenture or from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture, except as otherwise permitted by Section 10.1, or of modifying in any manner the rights of the Holders of the Securities. Subject to Section 10.4, without the consent of each Holder of Securities, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.4, may not:

(1) extend the fixed maturity of any Securities, or reduce the principal amount thereof or premium, if any, or reduce the rate or extend the time of payment of interest thereon, without the consent of the Holder of each Security;

(2) reduce the aforesaid percentage of Securities, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of all Securities then outstanding;

(3) waive (except, unless theretofore cured) a default in the payment of the principal of (and premium, if any on), interest on or redemption amounts with respect to any Security; or

(4) make any Security payable in money other than that stated in the Security;

(5) waive a redemption payment with respect to any Security (other than a payment required by Sections 3.9, 4.10 or 4.17 hereof); or

(6) make any change in Sections 6.4 or 6.6 or in this sentence of Section 10.2.

                     Upon the written request of the Company, accompanied by a copy of a Board Resolution certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless the Trustee, in its reasonable discretion, determines that such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its reasonable discretion, but shall not be obligated to, enter into such supplemental indenture.

                     It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent shall approve the substance thereof.

                     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Holders of Securities as the names and addresses of such Holders shall appear on the registry books. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 10.3	Compliance with Trust Indenture Act.

                     Every amendment or supplement to this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 10.4	Revocation and Effect of Consents.

                     Subject to this Indenture, each amendment, supplement or waiver evidencing other action shall become effective in accordance with its terms. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security, if the Trustee receives the written notice of revocation before the date the amendment, waiver or other action becomes effective.

                     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders on such record date (or their duly designated proxies) and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consent from Holders of the principal amount of Securities then outstanding required hereunder for such amendment, supplement or waiver to be effective shall have also been given and not revoked within such 90-day period.

                     After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder.

SECTION 10.5	Notation on or Exchange of Securities.

                     If an amendment, supplement or waiver changes the terms of a Security, the Trustee may request the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms, the cost and expense of which will be borne by the Company.

SECTION 10.6	Effect of Supplemental Indentures.

                     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities shall be bound thereby.

ARTICLE 11

MISCELLANEOUS

SECTION 11.1	Trust Indenture Act Controls.

                     If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provisions shall control.

SECTION 11.2	Notices.

                     Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, facsimile transmission or first class mail, postage prepaid (except that any notice by the Trustee to the Company of a default or an Event of Default under this Indenture shall be by registered or certified mail, postage prepaid, return receipt requested), or by a nationally-recognized overnight express courier service (which notices or communications shall be deemed received the Business Day after the receipt thereof by such service), addressed as follows:

                     if to the Company:

Interpool, Inc. 211 College Road East Princeton, New Jersey 08540 Facsimile No.: (609) 452-8211 Attention: Chief Financial Officer

                     with copies to:

Stroock & Stroock & Lavan LLP 180 Maiden Lane New York, NY 10038 Facsimile No.: (212) 806-6006 Attention: Jeffrey Lowenthal

                     and:

Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, NY 10019-6064 Facsimile No.: (212) 757-3990 Attention: Douglas A. Cifu

                     if to the Trustee:

U.S. Bank National Association 60 Livingston Avenue EP-MN-WS3C St. Paul, Minnesota 55107 Facsimile No.: (651) 495-8097 Attention: Corporate Trust Services

                     The Company or the Trustee by notice to the other may designate additional or different addresses as shall be furnished in writing by either party. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered, and five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                     Any notice or communication mailed to a Securityholder shall be mailed to the address of such Securityholder as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

                     Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                     In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice, as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

                     If the Company mails any notice or communication to Securityholders, it shall mail a copy to the Trustee and all Agents at the same time.

SECTION 11.3	Communications by Holders with Other Holders.

                     Securityholders may communicate pursuant to TIA 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA 312(c).

SECTION 11.4	Certificate and Opinion as to Conditions Precedent.

                     Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

(1) an Officers' Certificate (which shall include the statements set forth in Section 11.5) stating that, in the opinion of the signer, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(2) an Opinion of Counsel (which shall include the statements set forth in Section 11.5) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 11.5	Statements Required in Certificate and Opinion.

                     Each Certificate and Opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(1) a statement that the Person making such certificate or opinion has read such covenant or condition;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4) a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with.

SECTION 11.6	Rules by Trustee and Agents.

                     The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules for its functions.

SECTION 11.7	Record Date.

                     Whenever the Company or the Trustee solicits an act of Securityholders, the Company or the Trustee may fix in advance of the solicitation of such act a date as the record date for determining Securityholders entitled to perform said act. The record date shall be not more than 15 days prior to the date fixed for the solicitation of said act.

SECTION 11.8	Business Days.

                     If a payment date is not a Business Day, payment may be made on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period.

SECTION 11.9	Governing Law.

                     The laws of the State of New York shall govern this Indenture and the Securities without regard to principles of conflicts of law that would indicate the applicability of the laws of any other jurisdiction.

SECTION 11.10	No Adverse Interpretation of Other Agreements.

                     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary thereof. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.11	No Recourse Against Others.

                     No shareholder, director or officer, as such, past, present or future, of the Company or of any successor corporation or trust shall have any liability for any obligation of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

SECTION 11.12	Successors.

                     All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 11.13	Multiple Counterparts.

                     The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

SECTION 11.14	Table of Contents, Headings, etc.

                     The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 11.15	Severability.

                     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

INTERPOOL, INC. By: Name: Title: U.S. BANK NATIONAL ASSOCIATION as Trustee By: Authorized Officer

EXHIBIT A

(FORM OF FACE OF ORIGINAL SECURITY)

[Insert the Global Security Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]

[Insert Original Issue Discount Legend here, if applicable pursuant to the provisions of the Indenture]

INTERPOOL, INC.
6.00% Senior Notes due 2014

CUSIP No. _________ No. __	$__________

                     Interpool, Inc., a Delaware corporation (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of $___________ on September 1, 2014 (the "Maturity Date"), and to pay interest on the outstanding principal amount hereof from September 14, 2004, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on March 1 and September 1 of each year, commencing March 1, 2005 at the rate of 6.00% per annum until the principal hereof shall have become due and payable, and at the same rate per annum on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360 day year of twelve 30 day months and, for any period less than a full calendar month, the number of days elapsed in such month. In the event that any date on which the principal of or interest on this Security is payable is not a Business Day, then the payment payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date. Pursuant to the Registration Rights Agreement, in certain limited circumstances the Company will be required to pay Liquidated Damages (as defined in the Registration Rights Agreement) with respect to this Security.

                     The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the February 15 or August 15 immediately preceding the relevant interest payment date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                     The principal of and interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that, payment of interest may be made at the option of the Company by (i) check mailed to the holder at such address as shall appear in the Security Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date.

                     This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

                     The provisions of this Security are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

                     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Interpool, Inc. By: Name: Title:

(FORM OF CERTIFICATE OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

                     This is one of the Securities referred to in the within mentioned Indenture.

Dated

U.S. BANK NATIONAL ASSOCIATION
as Trustee

By:
       Authorized Officer

(FORM OF REVERSE OF SECURITY)

INTERPOOL, INC.
6.00% Senior Notes due 2014

                     1.       Interest. Interpool, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on March 1 and September 1 of each year, beginning March 1, 2005. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of initial issuance of the Securities; provided, that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                     Pursuant to the Registration Rights Agreement, in certain limited circumstances the Company will be required to pay Liquidated Damages (as defined in the Registration Rights Agreement) with respect to this Security.

                     2.       Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders of the Securities at the close of business on the February 15 or August 15 next preceding the interest payment date. The Company will pay principal, premium and Liquidated Damages, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal, premium, if any, and interest by its check payable in such money.

                     The principal of and interest on this Security shall be payable at the office or agency of the Company maintained for that purpose; provided, however, that, payment of interest may be made at the option of the Company by (i) check mailed to the holder at such address as shall appear in the Security Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date.

                     The foregoing notwithstanding, principal of and premium, if any, and interest on Securities which are represented by Global Securities held of record by the Depositary will be payable in same-day funds.

                     3.       Registrar and Agents. Initially, U.S. Bank National Association will act as Registrar, Paying Agent and agent for service of notices and demands. The Company or any of its subsidiaries may act as Paying Agent. The address of U.S. Bank National Association is 60 Livingston Avenue, EP-MN-WS3C, St. Paul, Minnesota 55107, Attention: Corporate Trust Services.

                     4.       Indenture; Limitations. The Company issued the Securities under an Indenture dated as of September 14, 2004 (the "Indenture"), between the Company and U.S. Bank National Association, as trustee (in such capacity, the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and the Holders of the Securities are referred to the Indenture and said Act for a statement of them. In the event of a conflict between the provisions of this Security and the provisions of the Indenture, the provisions of the Indenture shall govern.

                     The Securities are general unsecured obligations of the Company. The Indenture imposes certain limitations on the ability of the Company to, among other things, incur liens, make payments in respect of its Capital Stock, merge or consolidate with any other Person and sell, lease, transfer or otherwise dispose of its properties or assets.

                     5.       Optional Redemption by the Company. The Securities will not be redeemable at the Company's option prior to September 1, 2009.

                     On or after September 1, 2009, the Company may redeem all or a part of the Securities upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages, if any, on the Securities redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on September 1 of the years indicated below, subject to the rights of Holders on the relevant record date to receive interest on the relevant interest payment date:

          Year                                                        Percentage
          ----                                                        ----------
          2009.................................................        103.000%
          2010.................................................        102.000%
          2011.................................................        101.000%
          2012 and thereafter..................................        100.000%

                     Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Securities or portions thereof called for redemption on the applicable redemption date.

                     6.       Repurchase at the Option of Holder.

                     (a)     If there is a Change of Control, the Company will be required to make an offer (a "Change of Control Offer") to each Holder to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Securities at a purchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

                     (b)     If the Company or a Restricted Subsidiary of the Company consummates any Asset Sales, within five Business Days after each date on which the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company will make an offer to all Holders of Securities and all holders of other Funded Debt that is pari passu with the Securities containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets (an "Asset Sale Offer") in accordance with Section 3.9 of the Indenture to purchase the maximum principal amount of Securities and such other pari passu Funded Debt that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase, in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Securities and other pari passu Funded Debt tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company (or such Restricted Subsidiary) may use these remaining Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Securities and other pari passu Funded Debt tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Securities and such other pari passu Funded Debt to be purchased on a pro rata basis. Holders of Securities that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Securities purchased by completing the form entitled "Option of Holder to Elect Purchase" attached to the Securities.

                     7.       Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture pursuant to Articles 8 or 9 thereof. Securities in denominations larger than $1,000 principal amount may be redeemed in part, but only in whole multiples thereof. On and after the redemption date interest will cease to accrue on Securities or portions thereof called for redemption.

                     8.       Denominations, Transfer, Exchange. This Security is one of a duly authorized issue of Securities of the Company designated as its 6.00% Senior Notes due 2014. The Securities are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. A Holder may register the transfer of or exchange Securities in accordance with the Indenture and subject to the transfer restrictions as may be contained herein and therein from time to time. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption or register the transfer of or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

                     9.       Persons Deemed Owners. The registered Holder of a Security may be treated as its owner for all purposes.

                     10.       Unclaimed Money. If money for the payment of principal, premium, if any, or interest on any Securities remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its written request. After that, Holders may look only to the Company for payment.

                     11.       Discharge Prior to Redemption or Maturity. Except as set forth in the Indenture, if the Company irrevocably deposits with the Trustee, in trust, for the benefit of the Holders, cash, U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any and interest on the Securities to redemption or maturity and comply with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities (including the restrictive covenants described in paragraph 4 above, but excluding its obligation to pay the principal of and interest on the Securities).

                     12.       Amendment and Waiver. Subject to certain exceptions, without notice to the Holders of the Securities, the Indenture or the Securities may be amended with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in principal amount of the Securities then outstanding. Without the consent of or notice to any Holder of Securities, the Company may amend the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Securityholder.

                     13.       Successors. When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

                     14.       Defaults and Remedies. If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it, subject to the provisions of the TIA, before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in writing in its exercise of any trust or power with respect to the Securities. The Company is required to file periodic reports with the Trustee as to the absence of any Default or Event of Default.

                     15.       Trustee Dealings with the Company. U.S. Bank National Association, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

                     16.       No Recourse Against Others. No stockholder, director, officer or incorporator, as such, past, present or future, of the Company or any successor corporation or trust shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Securities.

                     17.       Authentication. This Security shall not be valid until the Trustee or any authenticating agent appointed by the Trustee signs the certificate of authentication on the other side of this Security.

                     18.       Registration Rights. Pursuant to the Registration Rights Agreement among the Company and the Holders of the Original Securities, the Company will be obligated to consummate an exchange offer pursuant to which, subject to certain exceptions, the Holder of this Security shall have the right to exchange this Security for the Company's 6.00% Senior Notes due 2014, which will have been registered under the Securities Act, in like principal amount and having terms identical in all material respects as the Original Securities. The Holders of the Original Securities shall be entitled to receive certain liquidated damages in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

                     19.       Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= Custodian), AND U/G/M/A (= Uniform Gifts to Minors Act).

                     THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO: INTERPOOL, INC., 211 COLLEGE ROAD EAST, PRINCETON, NEW JERSEY, ATTENTION: INVESTOR RELATIONS.

ASSIGNMENT FORM

If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to

(Insert assignee's social security or tax ID number)

(Print or type assignee's name, address and zip code) and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.

Date:	Your signature:	(Sign exactly as your name appears on the other side of this Security)

By:

NOTICE: To be executed by an executive officer

NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program.

OPTION OF HOLDER TO ELECT PURCHASE

                     If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.17 of the Indenture, check the appropriate box below:

|_| Section 4.10                       |_|Section 4.17

                     If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.17 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature: (Sign exactly as your name appears on the face of this Note) Tax Identification No.:

Signature Guarantee*:

*        Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY1

                     The following exchanges of a part of this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of a part of another Global Security or Definitive Security for an interest in this Global Security, have been made:

                   Amount of         Amount of         Principal Amount     Signature of
                   decrease in       increase in       of this Global       authorized officer
                   Principal Amount  Principal Amount  Security following   of Trustee or
                   of this Global    of this Global    such decrease (or    Securities
Date of Exchange   Security          Security          increase)            Custodian
------------------ ----------------- ----------------- -------------------- ------------------

____________________
1       This schedule should only be added if the Security is issued in global form.

EXHIBIT B

(FORM OF FACE OF EXCHANGE SECURITY)2

[Insert the Global Security Legend, if applicable pursuant to the provisions of the Indenture]

[Insert Original Issue Discount Legend here, if applicable pursuant to the provisions of the Indenture]

____________________
2       Except as provided in Section 2.4(b) of the Indenture.

INTERPOOL, INC.
6.00% Senior Notes due 2014

CUSIP No. _________ No. __	$__________

                     Interpool, Inc., a Delaware corporation (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of $___________ on September 1, 2014 (the "Maturity Date"), and to pay interest on the outstanding principal amount hereof from September 14, 2004, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on March 1 and September 1 of each year, commencing March 1, 2005 at the rate of 6.00% per annum until the principal hereof shall have become due and payable, and at the same rate per annum on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360 day year of twelve 30 day months and, for any period less than a full calendar month, the number of days elapsed in such month. In the event that any date on which the principal of or interest on this Security is payable is not a Business Day, then the payment payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date. Pursuant to the Registration Rights Agreement, in certain limited circumstances the Company will be required to pay Liquidated Damages (as defined in the Registration Rights Agreement) with respect to this Security.

                     The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the February 15 or August 15 immediately preceding the relevant interest payment date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                     The principal of and interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that, payment of interest may be made at the option of the Company by (i) check mailed to the holder at such address as shall appear in the Security Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date.

                     This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

                     The provisions of this Security are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

                     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Interpool, Inc. By: Name: Title:

Attest:

By:
       Name:
       Title:

(FORM OF CERTIFICATE OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

                     This is one of the Securities referred to in the within mentioned Indenture.

Dated

U.S. BANK NATIONAL ASSOCIATION
as Trustee

By
     Authorized Officer

(FORM OF REVERSE OF SECURITY)

INTERPOOL, INC.
6.00% Senior Notes due 2014

                     1.       Interest. Interpool, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on March 1 and September 1 of each year, beginning March 1, 2005. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of initial issuance of the Securities; provided, that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                     Pursuant to the Registration Rights Agreement, in certain limited circumstances the Company will be required to pay Liquidated Damages (as defined in the Registration Rights Agreement) with respect to this Security.

                     2.       Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders of the Securities at the close of business on the February 15 or August 15 next preceding the interest payment date. The Company will pay principal, premium and Liquidated Damages, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal, premium, if any, and interest by its check payable in such money.

                     The principal of and interest on this Security shall be payable at the office or agency of the Company maintained for that purpose; provided, however, that, payment of interest may be made at the option of the Company by (i) check mailed to the holder at such address as shall appear in the Security Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date.

                     The foregoing notwithstanding, principal of and premium, if any, and interest on Securities which are represented by Global Securities held of record by the Depositary will be payable in same-day funds.

                     3.       Registrar and Agents. Initially, U.S. Bank National Association will act as Registrar, Paying Agent and agent for service of notices and demands. The Company or any of its subsidiaries may act as Paying Agent. The address of U.S. Bank National Association is 60 Livingston Avenue, EP-MN-WS3C, St. Paul, Minnesota 55107, Attention: Corporate Trust Services.

                     4.       Indenture; Limitations. The Company issued the Securities under an Indenture dated as of September 14, 2004 (the "Indenture"), between the Company and U.S. Bank National Association, as trustee (in such capacity, the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and the Holders of the Securities are referred to the Indenture and said Act for a statement of them. In the event of a conflict between the provisions of this Security and the provisions of the Indenture, the provisions of the Indenture shall govern.

                     The Securities are general unsecured obligations of the Company. The Indenture imposes certain limitations on the ability of the Company to, among other things, incur liens, make payments in respect of its Capital Stock, merge or consolidate with any other Person and sell, lease, transfer or otherwise dispose of its properties or assets.

                     5.       Optional Redemption by the Company. The Securities will not be redeemable at the Company's option prior to September 1, 2009.

                     On or after September 1, 2009, the Company may redeem all or a part of the Securities upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages, if any, on the Securities redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on September 1 of the years indicated below, subject to the rights of Holders on the relevant record date to receive interest on the relevant interest payment date:

          Year                                                       Percentage
          ----                                                       ----------
          2009..............................................          103.000%
          2010..............................................          102.00%
          2011..............................................          101.000%
          2012 and thereafter...............................          100.000%

                     Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Securities or portions thereof called for redemption on the applicable redemption date.

                     6.       Repurchase at the Option of Holder.

                     (a)     If there is a Change of Control, the Company will be required to make an offer (a "Change of Control Offer") to each Holder to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Securities at a purchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase, subject to the rights of Holders on the relevant record date to receive interest due on the relevant interest payment date (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

                     (b)     If the Company or a Restricted Subsidiary of the Company consummates any Asset Sales, within five Business Days after each date on which the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company will make an offer to all Holders of Securities and all holders of other Funded Debt that is pari passu with the Securities containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets (an "Asset Sale Offer") in accordance with Section 3.9 of the Indenture to purchase the maximum principal amount of Securities and such other pari passu Funded Debt that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase, in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Securities and other pari passu Funded Debt tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company (or such Restricted Subsidiary) may use these remaining Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Securities and other pari passu Funded Debt tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Securities and such other pari passu Funded Debt to be purchased on a pro rata basis. Holders of Securities that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Securities purchased by completing the form entitled "Option of Holder to Elect Purchase" attached to the Securities.

                     7.     Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture pursuant to Articles 8 or 9 thereof. Securities in denominations larger than $1,000 principal amount may be redeemed in part, but only in whole multiples thereof. On and after the redemption date interest will cease to accrue on Securities or portions thereof called for redemption.

                     8.     Denominations, Transfer, Exchange. This Security is one of a duly authorized issue of Securities of the Company designated as its 6.00% Senior Notes due 2014. The Securities are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. A Holder may register the transfer of or exchange Securities in accordance with the Indenture and subject to the transfer restrictions as may be contained herein and therein from time to time. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption or register the transfer of or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

                     9.     Persons Deemed Owners. The registered Holder of a Security may be treated as its owner for all purposes.

                     10.     Unclaimed Money. If money for the payment of principal, premium, if any, or interest on any Securities remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its written request. After that, Holders may look only to the Company for payment.

                     11.     Discharge Prior to Redemption or Maturity. Except as set forth in the Indenture, if the Company irrevocably deposits with the Trustee, in trust, for the benefit of the Holders, cash, U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any and interest on the Securities to redemption or maturity and comply with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities (including the restrictive covenants described in paragraph 4 above, but excluding its obligation to pay the principal of and interest on the Securities).

                     12.     Amendment and Waiver. Subject to certain exceptions, without notice to the Holders of the Securities, the Indenture or the Securities may be amended with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in principal amount of the Securities then outstanding. Without the consent of or notice to any Holder of Securities, the Company may amend the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Securityholder.

                     13.     Successors. When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

                     14.     Defaults and Remedies. If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it, subject to the provisions of the TIA, before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in writing in its exercise of any trust or power with respect to the Securities. The Company is required to file periodic reports with the Trustee as to the absence of any Default or Event of Default.

                     15.     Trustee Dealings with the Company. U.S. Bank National Association, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

                     16.     No Recourse Against Others. No stockholder, director, officer or incorporator, as such, past, present or future, of the Company or any successor corporation or trust shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Securities.

                     17.     Authentication. This Security shall not be valid until the Trustee or any authenticating agent appointed by the Trustee signs the certificate of authentication on the other side of this Security.

                     18.     Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= Custodian), AND U/G/M/A (= Uniform Gifts to Minors Act).

                     THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO: INTERPOOL, INC., 211 COLLEGE ROAD EAST, PRINCETON, NEW JERSEY, ATTENTION: INVESTOR RELATIONS.

ASSIGNMENT FORM

If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to

(Insert assignee's social security or tax ID number)

(Print or type assignee's name, address and zip code) and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.

Date:	Your signature:	(Sign exactly as your name appears on the other side of this Security)

By:

NOTICE: To be executed by an executive officer

NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program.

OPTION OF HOLDER TO ELECT PURCHASE

                     If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.17 of the Indenture, check the appropriate box below:

|_| Section 4.10                       |_|Section 4.17

                     If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.17 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature: (Sign exactly as your name appears on the face of this Note) Tax Identification No.:

Signature Guarantee*:

*        Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY3

                     The following exchanges of a part of this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of a part of another Global Security or Definitive Security for an interest in this Global Security, have been made:

                   Amount of         Amount of         Principal Amount     Signature of
                   decrease in       increase in       of this Global       authorized officer
                   Principal Amount  Principal Amount  Security following   of Trustee or
                   of this Global    of this Global    such decrease (or    Securities
Date of Exchange   Security          Security          increase)            Custodian
------------------ ----------------- ----------------- -------------------- ------------------

EXHIBIT B

FORM OF CERTIFICATE OF TRANSFER

Interpool, Inc.
211 College Road East
Princeton, New Jersey 08540
Facsimile No.: (609) 452-8211
Attention: Chief Financial Officer

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3C
St. Paul, Minnesota 55107
Facsimile No.: (651) 495-8097
Attention: Corporate Trust Services

           Re: 6.00% Senior Notes due 2014

                     Reference is hereby made to the Indenture, dated as of September 14, 2004 (the "Indenture"), between Interpool, Inc., as issuer (the "Company"), and ____________________, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                     ___________________, (the "Transferor") owns and proposes to transfer the Security[ies] or interest in such Security[ies] specified in Annex A hereto, in the principal amount of $___________ in such Security[ies] or interests (the "Transfer"), to ___________________________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

                     1. |_| Check if Transferee will take delivery of a beneficial interest in the 144A Global Security or a Restricted Definitive Security pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Security is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Security and/or the Restricted Definitive Security and in the Indenture and the Securities Act.

                     2. |_| Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Security or a Restricted Definitive Security pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Security and/or the Restricted Definitive Security and in the Indenture and the Securities Act.

                     3. |_| Check and complete if Transferee will take delivery of a beneficial interest in the IAI Global Security or a Restricted Definitive Security pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Definitive Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) |_| such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b) |_| such Transfer is being effected to the Company or a subsidiary thereof;

or

(c) |_| such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

or

(d) |_| such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Security or Restricted Definitive Securities and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Security and/or the Restricted Definitive Securities and in the Indenture and the Securities Act.

                     4. |_| Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Security or of an Unrestricted Definitive Security.

                     (a) |_| Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture.

                     (b) |_| Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture.

                     (c) |_| Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Definitive Securities and in the Indenture.

                     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor] By: Name: Title:

                     Dated:

ANNEX A TO CERTIFICATE OF TRANSFER

                     1.       The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

|_| a beneficial interest in the:

(i)	|_| 144A Global Security (CUSIP _________), or

(ii)	|_| Regulation S Global Security (CUSIP _________), or

(iii)	|_| IAI Global Security (CUSIP _________); or

(b) |_| a Restricted Definitive Security.

                     2.       After the Transfer the Transferee will hold:

[CHECK ONE]

(a) |_| a beneficial interest in the:

(i)	|_| 144A Global Security (CUSIP _________), or

(ii)	|_| Regulation S Global Security (CUSIP _________), or

(iii)	|_| IAI Global Security (CUSIP _________); or

(iv)	|_| Unrestricted Global Security (CUSIP _________); or

(b) |_| a Restricted Definitive Security.

(c) |_| an Unrestricted Definitive Security,

in accordance with the terms of the Indenture.

EXHIBIT C

FORM OF CERTIFICATE OF EXCHANGE

Interpool, Inc.
211 College Road East
Princeton, New Jersey 08540
Facsimile No.: (609) 452-8211
Attention: Chief Financial Officer

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3C
St. Paul, Minnesota 55107
Facsimile No.: (651) 495-8097 Attention: Corporate Trust Services

           Re: 6.00% Senior Notes due 2014

(CUSIP ____________)

                     Reference is hereby made to the Indenture, dated as of September 14, 2004 (the "Indenture"), between Interpool, Inc. as issuer (the "Company"), and _________________, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                     __________________________, (the "Owner") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $____________ in such Security[ies] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

                     1.       Exchange of Restricted Definitive Securities or Beneficial Interests in a Restricted Global Security for Unrestricted Definitive Securities or Beneficial Interests in an Unrestricted Global Security

                     (a) |_| Check if Exchange is from beneficial interest in a Restricted Global Security to beneficial interest in an Unrestricted Global Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                     (b) |_| Check if Exchange is from beneficial interest in a Restricted Global Security to Unrestricted Definitive Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                     (c) |_| Check if Exchange is from Restricted Definitive Security to beneficial interest in an Unrestricted Global Security. In connection with the Owner's Exchange of a Restricted Definitive Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                     (d) | | Check if Exchange is from Restricted Definitive Security to Unrestricted Definitive Security. In connection with the Owner's Exchange of a Restricted Definitive Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Unrestricted Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                     2.       Exchange of Restricted Definitive Securities or Beneficial Interests in Restricted Global Securities for Restricted Definitive Securities or Beneficial Interests in Restricted Global Securities

                     (a) |_| Check if Exchange is from beneficial interest in a Restricted Global Security to Restricted Definitive Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a Restricted Definitive Security with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Security is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Security and in the Indenture and the Securities Act.

                     (b) |_| Check if Exchange is from Restricted Definitive Security to beneficial interest in a Restricted Global Security. In connection with the Exchange of the Owner's Restricted Definitive Security for a beneficial interest in the [CHECK ONE] |_| 144A Global Security, |_| Regulation S Global Security, |_| IAI Global Security with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

                     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor] By: Name: Title:

Dated:

EXHIBIT D

FORM OF CERTIFICATE FROM
ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Interpool, Inc.
211 College Road East
Princeton, New Jersey 08540
Facsimile No.: (609) 452-8211
Attention: Chief Financial Officer

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3C
St. Paul, Minnesota 55107
Facsimile No.: (651) 495-8097
Attention: Corporate Trust Services

           Re: 6.00% Senior Notes due 2014

                     Reference is hereby made to the Indenture, dated as of September 14, 2004 (the "Indenture"), between Interpool, Inc., as issuer (the "Company"), and ____________________, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                     Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                     In connection with our proposed purchase of $____________ aggregate principal amount of:

                     (a) |_| a beneficial interest in a Global Security, or

                     (b) |_| a Definitive Security,

                     we confirm that:

                     1.       We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                     2.       We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and, if such transfer is in respect of a principal amount of Notes, at the time of transfer of less than $250,000, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any Person purchasing the Definitive Security or beneficial interest in a Global Security from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

                     3.       We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

                     4.       We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                     5.       We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Insert Name of Transferor] By: Name: Title:

                     Dated: